Exhibit 99.2


                             CONN FUNDING II, L.P.,

                                    as Issuer

                                       and

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,

                                   as Trustee

                  AMENDED AND RESTATED SERIES 2002-A SUPPLEMENT

                         Dated as of September 10, 2007

                                       to

                                 BASE INDENTURE

                          Dated as of September 1, 2002

                              CONN FUNDING II, L.P.

                                  SERIES 2002-A


                Variable Funding Asset Backed Floating Rate Notes

                                TABLE OF CONTENTS
                                                                            Page
      PRELIMINARY STATEMENT..................................................1
      DESIGNATION............................................................1
      SECTION 1.  Definitions................................................1
      SECTION 2.  Article 3 of the Base Indenture...........................11
      SECTION 3.1 Initial Issuance; Procedure for Increasing the Investor
                  Interest .................................................11

SECTION 3.2 Procedure for Decreasing the Investor Interest..................12

SECTION 3.  Servicing Compensation..........................................13
      SECTION 4.  Cleanup Call..............................................13
      SECTION 5.  Delivery and Payment for the Notes........................14
      SECTION 6   Form of Delivery of the Notes; Depository; Denominations;
                                                      Transfer Provisions...14
      SECTION 7.  Article 5 of Base Indenture...............................17
      SECTION 5.11 Allocations..............................................17

SECTION 5.12      Determination of Monthly Interest.........................18

SECTION 5.13      Determination of Monthly Principal........................19

SECTION 5.14      Coverage of Required Amount...............................19

SECTION 5.15      Monthly Payments..........................................19

SECTION 5.16      Investor Charge-Offs......................................23

SECTION 5.17      Allocation of Excess Amounts..............................23

SECTION 5.18      Servicer's Failure to Make a Deposit or Payment...........24

SECTION 5.19      Shared Principal Collections..............................24

SECTION 5.20      [Reserved]................................................24

SECTION 5.21      Excess Funding Account....................................24

SECTION 5.22      Payment of Fees...........................................26

      SECTION 8.  Article 6 of the Base Indenture...........................26

SECTION 6.1 Distributions...................................................26

SECTION 6.2 Monthly Noteholders' Statement..................................26
      SECTION 9.  Series 2002-A Pay Out Events..............................28

      SECTION 10. Article 7 of the Base Indenture...........................31

SECTION 7.1 Representations and Warranties of the Issuer....................31

SECTION 7.2 Reaffirmation of Representations and Warranties by the Issuer...35

      SECTION 11. Redemption Provision......................................35
      SECTION 12. Amendments and Waiver.....................................35
      SECTION 13. Counterparts..............................................36
      SECTION 14. Governing Law.............................................36
      SECTION 15. Waiver of Trial by Jury...................................36
      SECTION 16. No Petition...............................................36
      SECTION 17. Rights of the Trustee.....................................36
      SECTION 18. Issuer Additional Issuance Requirements...................36

EXHIBIT A         Form of Third Amended and Restated Series 2002-A Note

EXHIBIT B         Form of Monthly Noteholders' Statement

EXHIBIT C         Form of Transfer Certificate

EXHIBIT D         Form of Notice of Voluntary Decrease

SCHEDULE 1        List of Proceedings

SCHEDULE 2        List of Trade Names

            This AMENDED AND RESTATED SERIES 2002-A SUPPLEMENT, dated as of September 10, 2007 (as amended, modified, restated or supplemented from time to time in accordance with the terms hereof, this "Series Supplement"), by and among CONN FUNDING II, L.P., a special purpose limited partnership established under the laws of Texas, as issuer ("Issuer"), and WELLS FARGO BANK, NATIONAL ASSOCIATION (as successor to Wells Fargo Bank Minnesota, National Association), a banking association organized and existing under the laws of the United States of America, as trustee (together with its successors in trust under the Base Indenture referred to below, the "Trustee") is a Series Supplement to the Base Indenture, dated as of September 1, 2002, between the Issuer and the Trustee (as amended, modified, restated or supplemented from time to time, exclusive of Series Supplements, the "Base Indenture").

                              PRELIMINARY STATEMENT
                              ---------------------

            WHEREAS, Section 2.2 of the Base Indenture provides, among other things, that Issuer and the Trustee may at any time and from time to time enter into a series supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes.

            WHEREAS, the Issuer and the Trustee have entered into that certain Series 2002-A Supplement, dated as of September 1, 2002 (as amended prior to the date hereof, the "Original Series Supplement").

            NOW, THEREFORE, the parties hereto hereby agree to amend and restate the Original Series Supplement in its entirety as follows:

                                   DESIGNATION
                                   -----------

            (a) There is hereby amended and restated a Series of notes to be issued pursuant to the Base Indenture and this Series Supplement and such Series of notes shall be substantially in the form of Exhibit A hereto, executed by or on behalf of the Issuer and authenticated by the Trustee and designated generally Variable Funding Asset Backed Floating Rate Notes, Series 2002-A (the "Notes"). The Notes shall be issued in minimum denominations of $500,000 (and in integral multiples of $100,000 in excess thereof).

            (b) Series 2002-A (as defined below) shall not be subordinated to any other Series.

             SECTION 1. Definitions. In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Base Indenture, the terms and provisions of this Series Supplement shall govern. All Article, Section or subsection references herein mean Articles, Sections or subsections of this Series Supplement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Base Indenture. Each capitalized term defined herein shall relate only to the Notes and no other Series of Notes issued by the Issuer.

            "Additional Amounts" means all amounts owed by the Issuer pursuant to Section 2.11 and Article VIII of the Note Purchase Agreement and Breakage Amounts (as defined in the Note Purchase Agreement).

            "Additional Cash Reserve Amount" means, on any date, if the Net Portfolio Yield averaged over the three preceding Monthly Periods (i) exceeds 5.0%, $0, (ii) exceeds 4.0% but does not exceed 5.0%, 2.0% of the outstanding principal amount of the Notes on such date, (iii) exceeds 3.0% but does not exceed 4.0%, 3.0% of the outstanding principal amount of the Notes on such date,
(iv) is 3.0% or less, 4.0% of the outstanding principal amount of the Notes on such date.

            "Additional Interest" has the meaning specified in Section 5.12.

            "Administrator" has the meaning specified in the Note Purchase Agreement.

            "Aggregate Investor Default Amount" means, with respect to any Monthly Period, an amount equal to the product of (a) the aggregate Outstanding Principal Balance of all Receivables that became Defaulted Receivables during such Monthly Period (each respective Outstanding Principal Balance being measured as of the date the relevant Receivable became a Defaulted Receivable) minus any Deemed Collections deposited into the Collection Account during such Monthly Period in respect of Receivables that have become Defaulted Receivables before or during such Monthly Period and (b) the Floating Investor Percentage with respect to such Monthly Period.

            "Aggregate  Net  Investor   Charge-Offs"   means,  on  any  date  of
determination, the sum of the "Net Investor Charge-Offs" or similar amount for each Series.

            "Available Funds" means, with respect to any Monthly Period, an amount equal to the Investor Percentage of Collections of Finance Charges, Recoveries and Investment Earnings deposited in the Finance Charge Account for such Monthly Period (or to be deposited in the Finance Charge Account on the related Series Transfer Date with respect to the preceding Monthly Period pursuant to the third paragraph of subsection 5.4(a) of the Base Indenture).

            "Available Investor Principal Collections" means (A) with respect to the Notes and any Monthly Period, an amount equal to (i) the Investor Principal Collections for such Monthly Period, plus (ii) the amount of Shared Principal Collections that are allocated to Series 2002-A in accordance with Section 5.19, and (B) when used with respect to any other Series, has the meaning specified in the applicable Series Supplement.

            "Available Issuer Interest" has the meaning specified in the definition of Coverage Test.

            "Bank" has the meaning specified in paragraph 6(c)(i).

            "Cash Option" means a provision in any Contract which provides for the application of interest payments theretofore made by the related Obligor against the Outstanding Principal Balance of the related Receivable if such Obligor shall pay the Outstanding Principal Balance (less the interest to be so credited) on or prior to the end of the related Cash Option Period.

            "Cash Option  Amount"  means,  as of any  Determination  Date,  with respect to the outstanding Cash Option Receivables, the product of (i) the highest Portfolio Yield during the past twelve months divided by twelve, times
(ii) the aggregate Outstanding Principal Balance of such Cash Option Receivables, times (iii) the weighted average Cash Option Period for such Cash Option Receivables (expressed in months).

            "Cash Option Period" means, with respect to any Cash Option Receivable, the period, not to exceed forty-eight months, from and including the Initiation Date for such Cash Option Receivable and ending on the last day, as set forth in the related Contract, that the related Obligor may exercise the Cash Option.

            "Cash Option Receivable" means any Purchased Receivable which includes a Cash Option.

            "Change in Control" shall mean any of the following:

            (a) the acquisition of ownership by any Person or group (other than one or more shareholders of Conn (determined as of the Closing Date)) of shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of Conn's Inc., a Delaware corporation ("Conn's Inc."); or

            (b) the failure of Conn's Inc. to own 100% of the equity interest of Conn; or

            (c) the failure of Conn to directly or indirectly through its Subsidiaries own 100% of the equity interest of Issuer.

            "Closing Date" means September 13, 2002.

            "Commitment Termination Date" means the Final Purchase Expiration Date (as such term is defined in, and may be amended pursuant to, the Note Purchase Agreement).

            "Committed Purchaser" has the meaning specified in the Note Purchase Agreement.

            "Conduit Purchasers" has the meaning specified in the Note Purchase Agreement.

            "Contingent Liability" means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum outstanding principal amount, if larger) of the debt, obligation or other liability guaranteed thereby.

            "Coverage Test" means, on any date of determination, that (i) the Issuer Interest as of such date exceeds the largest required "Minimum Issuer Interest" of any outstanding Series (such excess being herein called the "Available Issuer Interest") as of such date (determined by the Servicer taking into account any increases, decreases and status changes of the Receivables and any increases or decreases in the outstanding notes including those scheduled to occur on such date) and (ii) the Aggregate Net Investor Charge-Offs is zero as of such date.

            "Cumulative Series Principal Shortfall" means the sum of the Series Principal Shortfalls (as such term is defined in each of the related Series Supplements) for each Series.

            "Decrease" means a Mandatory Decrease or a Voluntary Decrease, as applicable.

            "Default Rate" has the meaning specified in the Note Purchase Agreement.

            "Deficiency Amount" has the meaning specified in Section 5.12.

            "Dilution Adjuster" means, with respect to any Monthly Period, (i) the highest six-month rolling average Dilution Rate during the twelve preceding Monthly Periods times (ii) (a) if Net Portfolio Yield averaged over the last three consecutive monthly periods is less than 4.00%, 4.00 or (b) otherwise, 3.25.

            "Dilution Rate" means, with respect to any Monthly Period, the ratio (expressed as a percentage) computed as of the last day of such Monthly Period equal to the result of (i) an amount equal to the total returns for such Monthly Period, divided by (ii) an amount equal to total sales by the Sellers for such Monthly Period times, (iii) the aggregate original principal balance (other than that portion of the principal balance attributable to insurance premium in respect of any Merchandise) of Receivables originated during such Monthly Period, divided by (iv) the quotient of (A) the sum of (I) the aggregate Outstanding Principal Balance of all Receivables as of the last day of the previous Monthly Period, plus (II) the aggregate Outstanding Principal Balance of all Receivables as of such last day of such Monthly Period, divided by (B) two, times (v) twelve.

            "Excess Funding Account" has the meaning specified in subsection 5.21(a).

            "Excess Spread" means, with respect to any Series Transfer Date, the amounts with respect to such Series Transfer Date, if any, specified pursuant to paragraph 5.15(a)(vii).

            "Fees" means all of the amounts payable in connection with the Fee Letters (as such term is defined in the Note Purchase Agreement).

            "Final Purchase Expiration Date" has the meaning specified in the Note Purchase Agreement.

            "Finance Charge Collections" means (i) all Collections allocable to Finance Charges and (ii) all Recoveries allocable to Finance Charges.

            "Fixed Investor Percentage" means, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is the sum of the numerators used to calculate the respective investor percentages used for allocations with respect to Principal Receivables for all outstanding Series on such date of determination.

            "Floating Investor Percentage" means, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Modified Investor Interest for such Monthly Period and the denominator of which is the sum of the numerators used to calculate the respective investor percentages used for allocations with respect to Finance Charges, Recoveries, Investment Earnings, Aggregate Investor Default Amounts, Principal Receivables, Available Issuer Interest, Servicing Fee or Trustee and Back-up Servicer Fees and Expenses, as applicable, for all outstanding Series on such date of determination.

            "Funding Agent" has the meaning specified in the Note Purchase Agreement.

            "Gross Loss Adjuster" means, with respect to any Monthly Period, (i) the highest six-month rolling average Gross Loss Rate during the twelve immediately preceding Monthly Periods times (ii) (a) if Net Portfolio Yield averaged over the last three consecutive monthly periods is less than 4.00%,
4.00 or (b) otherwise, 3.25.

            "Gross Loss Rate"  means,  with respect to any Monthly  Period,  the ratio (expressed as a percentage) computed as of the last day of such Monthly Period, by dividing (i) the Outstanding Principal Balance of Defaulted Receivables which were deemed to be Defaulted Receivables during such Monthly Period by (ii) (A) the aggregate Outstanding Principal Balance of all Receivables as of the last day of the previous Monthly Period plus (B) the aggregate Outstanding Principal Balance of all Receivables as of such last day of such Monthly Period divided by (C) two and multiplying the result by (iii) twelve.

            "Increase" has the meaning specified in subsection 3.1(a).

            "Initial Note Principal" means $28,080,192.

            "Initiation Date" means, with respect to any Receivable, the date of the transaction that gave rise to the original Outstanding Principal Balance of such Receivable.

            "Interest Period" means, with respect to any Payment Date, the preceding Monthly Period (or, in the case of the first Payment Date, from and including the Closing Date to and including October 21, 2002).

            "Investor Charge-Offs" has the meaning specified in subsection 5.16(a).

            "Investor Interest" means, on any date of determination, an amount equal to (a) the Initial Note Principal, plus (b) the aggregate amount of all Increases made prior to such date, minus (c) the aggregate amount of principal payments (including, without limitation, any Decreases) made to Noteholders prior to such date, minus (d) the aggregate amount of Investor Charge-Offs pursuant to subsection 5.16(a), plus (e) the aggregate amount of Excess Spread and funds on deposit in the Excess Funding Account applied on all prior Series Transfer Dates pursuant to subsection 5.17(b) for the purpose of reimbursing amounts deducted pursuant to the foregoing clause (d), plus (f) the Required Reserve Amount. Once all principal and interest on the Notes and any other amounts payable to the Noteholders, if any, pursuant to the Transaction Documents have been paid in full, the Investor Interest shall be zero.

            "Investor Percentage" means, for any Monthly Period, (a) with respect to Finance Charges, Recoveries, Investment Earnings, Aggregate Investor Default Amounts, Available Issuer Interest, Servicing Fee and Trustee and Back-Up Servicer Fees and Expenses at any time and Principal Receivables during the Revolving Period, the Floating Investor Percentage and (b) with respect to Principal Receivables during the Rapid Amortization Period, the Fixed Investor Percentage.

            "Investor Principal Collections" means, with respect to any Monthly Period, the sum of (a) the Investor Percentage of the aggregate amount deposited into the Principal Account (less any Issuer Distributions) for such Monthly Period pursuant to paragraph 5.11(a)(i), (b) the aggregate amount to be treated as Investor Principal Collections for such Monthly Period pursuant to paragraph 5.15(a)(iii) and Section 5.17, and (c) in connection with the purchase or redemption of Notes, the aggregate amount deposited in the Payment Account pursuant to Section 4 hereof.

            "Issuer" is defined in the preamble of this Series Supplement.

            "Legal Final Payment Date" means July 30, 2016.

            "Mandatory Decrease" has the meaning specified in subsection 3.2(a).

            "Maximum Principal Amount" means:

            (a) commencing on the Restatement Date and ending on the Tranche C Purchase Expiration Date, the sum of (i) the Tranche A Principal Amount, plus
(ii) the Tranche B Principal Amount, plus (iii) Tranche C Principal Amount;

            (b) commencing on the day following the Tranche C Purchase Expiration Date and ending on the Tranche A Purchase Expiration Date, the sum of
(i) the Tranche A Principal  Amount,  plus (ii) the Tranche B Principal  Amount;
and

            (c) commencing on the day following the Tranche A Purchase Expiration Date, and ending on the Tranche B Purchase Expiration Date, the Tranche B Principal Amount.

            "Minimum Issuer Interest" means for any date of determination an amount equal to (a) the Cash Option Amount as of such date plus (b) the Outstanding Principal Balance of all Receivables that are not Eligible Receivables as of such date.

            "Modified Investor Interest" means for any Monthly Period, the average daily Investor Interest for such Monthly Period (or, in the case of the first Monthly Period, from and including the Closing Date to, and including the last day of such first Monthly Period).

            "Monthly Interest" has the meaning specified in subsection 5.12.

            "Monthly Period" has the meaning specified in the Base Indenture, except that the first Monthly Period with respect to the Notes shall begin on and include the Closing Date and shall end on and include September 30, 2002.

            "Monthly Principal" has the meaning specified in subsection 5.13.

            "Net Investor Charge-Offs" means, on any date of determination, the excess of (a) the amount described in clause (d) of the definition of Investor Interest on such date over (b) the amount described in clause (e) of such definition on such date.

            "Net Portfolio Yield" for any Monthly Period (as determined as of the last day of each Monthly Period) shall mean the annualized percentage equivalent of a fraction, (a) the numerator of which is equal to the Net Yield Amount for such Monthly Period and (b) the denominator of which is equal to the aggregate Outstanding Principal Balance of all Receivables on such day. For purposes of this definition, "Net Yield Amount" means for any Monthly Period an amount equal to the excess of the sum of Collections of Finance Charges plus Recoveries allocable to Finance Charges over the sum of (a) interest and fees accrued for the current Monthly Period and overdue interest and fees with respect to the Notes and "Enhancement" of all Series (together with, if applicable, interest on such overdue interest and fees at the rate specified in the accompanying series supplements), (b) accrued and unpaid Servicing Fees and Trustee and Back-Up Servicer Fees and Expenses for such Monthly Period, (c) the aggregate Outstanding Principal Balance of all Receivables that became Defaulted Receivables during such Monthly Period (each respective Outstanding Principal Balance being measured as of the date the relevant Receivable became a Defaulted Receivable), and (d) any other costs, expenses, or liability of the Issuer of any nature whatsoever incurred during such Monthly Period (except for the obligations of the Issuer to pay any principal on the Notes outstanding at such time or any Business Taxes and except for fee and indemnity expenses for which cash other than such Monthly Period's Collections are available to the Issuer).

            "Note Principal" means on any date of determination the then outstanding principal amount of the Notes.

            "Note Purchase Agreement" means any agreement by and among the Conduit Purchasers party thereto, the Administrator, the Funding Agent, the Committed Purchaser, the Issuer and the Seller, pursuant to which the Conduit Purchasers agree to purchase an interest in Notes from the Issuer, subject to the terms and conditions set forth therein, or any successor agreement to such effect among the Issuer and such Conduit Purchasers or its successors, as amended, supplemented or otherwise modified from time to time.

            "Note  Rate"  has  the  meaning   specified  in  the  Note  Purchase
Agreement.

            "Noteholder" means with respect to any Note, the holder of record of such Note.

            "Notes"  has  the  meaning   specified  in  paragraph   (a)  of  the
Designation.

            "Notice Persons" means the Administrator and the Funding Agent.

            "Parent" shall mean Conn Appliances, Inc.

            "Payment Account" means the account established as such for the benefit of the Secured Parties of this Series 2002-A pursuant to subsection 5.3(c) of the Base Indenture.

            "Payment Date" means October 21, 2002 and the twentieth day of each calendar month thereafter, or if such twentieth day is not a Business Day, the next succeeding Business Day.

            "Payment Rate" shall mean, with respect to any Monthly Period, the ratio (expressed as a percentage) computed as of the last day of such Monthly Period by dividing (i) an amount equal to all Collections received with respect to the Principal Receivables and Finance Charges during such Monthly Period by
(ii) (A) the aggregate Outstanding Principal Balance of all Receivables as of the last day of the previous Monthly Period plus (B) the aggregate Outstanding Principal Balance of all Receivables as of such last day of such Monthly Period divided by (C) two.

            "Payoff Date" means the date on which all principal and interest on the Notes and any other amounts directly related to Series 2002-A payable to any Noteholder, the Administrator or the Funding Agent under the Transaction Documents have been indefeasibly paid in full.

            "Permissible Uses" means the amount of funds to be used by the Issuer to pay (i) the Servicer Letter of Credit Bank any amounts payable thereto by the Issuer under the reimbursement agreement for the Servicer Letter of Credit, (ii) the Seller for Subsequently Purchased Receivables (directly or through repayment of any subordinated notes issued to the Seller), (iii) its equity owners, as a dividend distribution (so long as the Issuer has a net worth (in accordance with GAAP) of at least 1% of the outstanding principal amount of the Notes after giving effect thereto) and (iv) other expenses of the Issuer not prohibited by the Transaction Documents.

            "Portfolio Yield" means, with respect to Eligible Receivables for any Monthly Period, the ratio (expressed as a percentage) computed as of the last day of such Monthly Period by dividing (i) the amount of all Finance Charge Collections (other than amounts described in clause (iii) of the definition thereof) received during such Monthly Period, by (ii) (A) the aggregate Outstanding Principal Balance of all Receivables as of the last day of the previous Monthly Period plus (B) the aggregate Outstanding Principal Balance of all Receivables as of such last day of such Monthly Period divided by (C) two and multiplying the result by (iii) twelve.

            "Portfolio Yield Adjuster" means, with respect to any Monthly Period, (i) if Net Portfolio Yield averaged over the last three consecutive Monthly Periods is less than 4.00%, the greater of (a) the difference (which may be a negative number) of (I) 18.0%, minus (II) the lowest six-month rolling average Portfolio Yield during the twelve preceding Monthly Periods and (b) -3.00% or (ii) otherwise, 0%.

            "Potential Series 2002-A Pay Out Event" shall mean an event which upon the lapse of time or the giving of notice, or both, would constitute a Series 2002-A Pay Out Event.

            "Principal Reallocation Amount" means the Investor Percentage (determined with regard to only (and only to the extent of) those Series with respect to which principal is being reallocated pursuant to a corresponding provision at such time) of the Available Issuer Interest (after giving effect to any reduction pursuant to Section 5.16 or the definition of Required Reserve Amount on such day or pursuant to any comparable provisions of any other Series Supplement of any other Series on such day) at such time.

            "QIB" has the meaning specified in paragraph 6(c)(i).

            "Rapid Amortization Period" means the Amortization Period commencing on the Rapid Pay Out Commencement Date and ending on the Series 2002-A Termination Date.

            "Rapid Pay Out Commencement Date" means the earliest of (i) the Commitment Termination Date, (ii) the date on which an Issuer Pay Out Event is deemed to occur pursuant to Section 9.1 of the Base Indenture or (iii) the date on which a Series 2002-A Pay Out Event is deemed to occur pursuant to Section 9 of this Series Supplement.

            "Rating Agency" means Moody's and Standard & Poor's and any other nationally recognized statistical rating organization from which a rating for the commercial paper issued by a Conduit Purchaser (at the request thereof) is currently in effect.

            "Redemption Date" means the date on which the Notes are redeemed in full pursuant to Section 4 or 11 hereof.

            "Required Amount" has the meaning specified in subsection 5.14(a).

            "Required Persons" means Holders of Notes representing at least 100% of the aggregate Note Principal of all Notes.

            "Required Reserve Amount" shall mean, at any time, the sum of (I) the greater of (a) $7,500,000 and (b) an amount equal to (i) the Note Principal at such time, multiplied by (ii)(A) the Required Reserve Percentage at such time, divided by (B) 100% minus the Required Reserve Percentage at such time, plus (II)(A) commencing on the Restatement Date and ending on the Tranche C Purchase Expiration Date, the Additional Cash Reserve Amount, and (B) thereafter, zero; provided, however, that the Required Reserve Amount shall be fixed during the Rapid Amortization Period as of the Rapid Pay Out Commencement Date; provided, further, that the Required Reserve Amount may only increase from time to time to the extent of the Investor Percentage (determined with regard to only (and only to the extent of) those Series with respect to which the "Required Reserve Amount" is increasing at such time) of the Available Issuer Interest (after giving effect to any reductions pursuant to Section 5.16 but prior to any reductions with respect to Principal Reallocation Amounts on such day, or pursuant to any comparable provisions of any other Series Supplement for any Series on such day) at such time.

            "Required Reserve Percentage" means the ratio (expressed as a percentage) equal to the sum of (a) the Gross Loss Adjuster, (b) the Dilution Adjuster, and (c) the Portfolio Yield Adjuster; provided that the Required Reserve Percentage shall not be less than 15.0%.

            "Restatement Date" means September 10, 2007.

            "Revolving Period" means the period from and including the Closing Date to, but not including, the Rapid Pay Out Commencement Date.

            "Rule 144A" has the meaning specified in paragraph 6(c)(i).

            "Series 2002-A" means the Series of the Variable Funding Asset Backed Floating Rate Notes represented by the Notes.

            "Series  2002-A Pay Out Event" has the meaning  specified in Section
9.

            "Series 2002-A Termination Date" means the earliest to occur of (a) the Payment Date on which the Notes, plus all other amounts due and owing to the Noteholders, if any, are paid in full, (b) the Legal Final Payment Date and (c) the Indenture Termination Date.

            "Series Principal Shortfall" means with respect to the Notes and any Series Transfer Date, the excess, if any, of (a) (i) with respect to any Series Transfer Date related to a Mandatory Decrease, the amount of such Mandatory Decrease, (ii) with respect to any Series Transfer Date during the Rapid Amortization Period, the Investor Interest (but not less than the Note Principal) or (iii) with respect to any other Series Transfer Date, zero, over
(b) the Investor Principal Collections for such Series Transfer Date.

            "Shared Principal Collections" means, with respect to any Series Transfer Date, either (a) the amount allocated to the Notes which may be applied to the "Series Principal Shortfall" with respect to other outstanding Series or
(b) the amounts allocated to the notes of other Series which the applicable Series Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover the Series Principal Shortfall with respect to the Notes.

            "Solvent" means with respect to any Person that as of the date of determination both (A)(i) the then fair saleable value of the property of such Person is (y) greater than the total amount of liabilities (including Contingent Liabilities) of such Person and (z) not less than the amount that will be required to pay the probable liabilities on such Person's then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Person; (ii) such Person's capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (iii) such Person does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due; and (B) such Person is "solvent" within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

            "Tranche A Principal Amount" means $100,000,000.

            "Tranche B Principal Amount" means $200,000,000.

            "Tranche C Principal Amount" means $150,000,000.

            "Tranche A Purchase Expiration Date" has the meaning specified in the Note Purchase Agreement.

            "Tranche B Purchase Expiration Date" has the meaning specified in the Note Purchase Agreement.

            "Tranche C Purchase Expiration Date" has the meaning specified in the Note Purchase Agreement.

            "Voluntary Decrease" has the meaning specified in subsection 3.2(b).



             SECTION 2. Article 3 of the Base Indenture. Article 3 shall be read in its entirety as follows and shall be applicable only to the Notes:

                                    ARTICLE 3
                 INITIAL ISSUANCE AND INCREASES AND DECREASES
                         OF INVESTOR INTEREST AND NOTES

             SECTION 3.1 Initial Issuance; Procedure for Increasing the Investor Interest.

            (a) (i) On the Closing Date, the Issuer issued Notes in accordance with Section 2.2 of the Base Indenture and Section 6 of the Original Series Supplement and subject to satisfaction of the conditions precedent set forth in subsection (b) of this Section 3.1 (other than clause (b)(i)), on the Restatement Date the Issuer will replace such Notes, as amended, with Notes in the aggregate initial principal amount equal to the Maximum Principal Amount and
(ii) on any Business Day during the Revolving Period, the Issuer may increase the Investor Interest (each such increase referred to as an "Increase"), upon one Business Day's prior written notice (delivered by 12:00 noon New York time) to the Trustee, Administrator and the Funding Agent, by reducing the Issuer Interest and increasing the Note Principal, pro rata for all Notes, by an amount equal to such Increase; provided that the Issuer shall not request more than two Increases during any Monthly Period.

            (b) The Investor Interest may be increased on any Business Day during the Revolving Period pursuant to subsection (a) above, only upon satisfaction of each of the following conditions with respect to such initial issuance and each proposed Increase:

                  (i) The aggregate amount of each issuance or Increase shall be equal to or greater than $1,000,000 (and in integral multiples of $100,000 in excess thereof);

                  (ii) After giving  effect to such  issuance or  Increase,  the
            Note Principal shall not exceed the Maximum Principal Amount;

                  (iii) The Coverage Test is satisfied and, if SunTrust Bank (or any Affiliate thereof) is the Servicer Letter of Credit Bank, there are no outstanding draws on the Servicer Letter of Credit;

                  (iv) After  giving  effect to any  Increase,  the Net Investor
            Charge-Offs is zero;

                  (v) Such  issuance  or  Increase  and the  application  of the proceeds thereof shall not result in the occurrence of (1) a Pay Out Event for any Series, Servicer Default or an Event of Default, or
            (2) an event or occurrence, which, with the passing of time or the giving of notice thereof, or both, would become a Pay Out Event for any Series, Servicer Default or an Event of Default; and

                  (vi) All required  consents  have been  obtained and all other conditions precedent to the purchase of the Notes and the making of advances under the Note Purchase Agreement shall have been satisfied.

            (c) Upon receipt of the proceeds of such issuance or Increase by or on behalf of the Issuer, the Trustee shall, or shall cause the Transfer Agent and Registrar to, indicate in the Note Register the amount thereof.

            (d) The Issuer shall not issue additional Notes of this Series. For this purpose, neither an Increase pursuant to subsection 3.1(b) nor an amendment to this Series Supplement to increase the Maximum Principal Amount shall constitute the issuance of additional Notes.

            (e) Notwithstanding anything to the contrary in this Section 3.1 or in Section 3.2, the Issuer may allocate "Increases" and "Decreases" among the VFN Series (but not among individual Notes of this Series) on a non-pro rata basis, provided that (i) the Issuer shall not (unless necessary in order to comply with paragraph (ii) of this subsection (e)) disproportionately allocate "Increases" or "Decreases" to the same Series for two or more consecutive
"Increases" or "Decreases" (as the case may be) and (ii) the Issuer shall use its reasonable best efforts to allocate "Increases" and "Decreases" among the VFN Series such that the aggregate "Note Principal" of the VFN Series is at all times ratably allocated among the VFN Series according to their respective "Maximum Principal Amounts".

            SECTION 3.2 Procedure for Decreasing the Investor Interest.

            (a) Mandatory Decrease. Without limiting Section 9 hereof, if on any date of determination (i) the Issuer Interest as of the end of the prior Monthly Period is less than the largest required Minimum Issuer Interest of any Series outstanding as of such date (unless, on or before the succeeding Series Transfer Date, a Seller transfers Subsequently Purchased Receivables to the Issuer and/or the Issuer reduces the outstanding principal balance of any other Series of notes and, in either case, increases the Issuer Interest so that it is greater than or equal to such Minimum Issuer Interest) or (ii) the Note Principal exceeds the Maximum Principal Amount, on or before the following Payment Date, the Issuer shall deposit or cause to be deposited into the Payment Account from Available Investor Principal Collections, amounts otherwise payable to the Issuer (to the extent not required to be paid pursuant to Section 5.22) or other amounts so designated to be applied in accordance with subsection 5.15(g), a principal payment to decrease (x) the Investor Interest by the amount necessary, so that after giving effect to all Decreases of the Investor Interest on the related Payment Date, the Issuer Interest shall be greater than or equal to the largest required Minimum Issuer Interest of any Series outstanding and (y) the Note Principal to an amount equal to the Maximum Principal Amount (each such decrease pursuant to this subsection 3.2(a), a "Mandatory Decrease"). Each such Mandatory Decrease shall be on a pro rata basis for all Notes, and "Mandatory Decreases" of all VFN Series shall occur on a pro rata basis subject to subsection 3.1(e). Upon such Mandatory Decrease, the Servicer, on behalf of the Issuer, shall reflect such Decrease in the Monthly Noteholder Statement.

            (b) Voluntary Decrease. On any Business Day, the Issuer may upon two Business Days' prior written notice (or seven Business Days' prior written notice if the Decrease is $10,000,000 or more) (in substantially the form of Exhibit D hereto) to the Trustee and to the Noteholders (in accordance with the terms of the Note Purchase Agreement) decrease the Investor Interest (each such reduction of the Investor Interest pursuant to this subsection 3.2(b), a "Voluntary Decrease") by depositing or causing to be deposited into the Payment Account from Available Investor Principal Collections, amounts otherwise payable to the Issuer (to the extent not required to be paid pursuant to Section 5.22) or other amounts so designated and distributing to the Noteholders in respect of principal on the Notes, an amount equal to the amount of such Decrease in accordance with subsection 5.15(g). Each such Voluntary Decrease shall be on a pro rata basis for all Notes, the Voluntary Decrease shall be in a minimum principal amount of $1,000,000 (and in integral multiples of $100,000 in excess thereof) and shall occur on a pro rata basis subject to subsection 3.1(e). Upon such Voluntary Decrease, the Servicer, on behalf of the Issuer shall reflect such Decrease in the Monthly Noteholder Statement.

            (c) Principal Amortization. During the Rapid Amortization Period, principal will be allocated to the Investor Interest (pursuant to Section 5.13) and paid to the Noteholders on a pro rata basis.

            (d) Upon each Decrease and each decrease due to the commencement of the Rapid Amortization Period, the Trustee shall, or shall cause the Transfer Agent and Registrar to, indicate in the Note Register the amount thereof.

             SECTION 3. Servicing Compensation. The share of the Servicing Fee allocable to Series 2002-A with respect to any Series Transfer Date shall be equal to the Investor Percentage of the Servicing Fee for the relevant Monthly Period. The Servicing Fee shall be paid by the cash flows from the Trust Estate allocated to the Noteholders or the noteholders of other Series (as provided in the related series supplements) and in no event shall the Issuer, the Trustee or the Noteholders be liable therefor. The Servicing Fee allocable to Series 2002-A shall be payable to the Servicer solely to the extent amounts are available for distribution in respect thereof pursuant to paragraph 5.15(a)(ii) and subsection 5.17(a).



             SECTION 4. Cleanup Call.

            (a) The Notes shall be subject to purchase by the initial Servicer, at its option, in accordance with the terms specified in subsection 12.4(a) of the Base Indenture, on any Payment Date on or after the Payment Date on which the Investor Interest is reduced to an amount less than or equal to 10% of the Maximum Principal Amount as of the Restatement Date.

            (b) The deposit to the Payment Account required in connection with any such purchase will be equal to the sum of (i) the Note Principal, plus (ii) accrued and unpaid interest on the Notes through the day preceding the Payment Date on which the purchase occurs, plus (iii) any other amounts (including, without limitation, accrued and unpaid Additional Amounts) payable to the Noteholders pursuant to the Note Purchase Agreement, minus (iv) the amounts, if any, on deposit at such Payment Date in the Payment Account for the payment of the foregoing amounts.

             SECTION   5.Delivery and Payment for the Notes.  The Trustee  shall
execute, authenticate and deliver the Notes in accordance with Section 2.4 of the Base Indenture and Section 6 below.

             SECTION   6.   Form  of   Delivery   of  the   Notes;   Depository;
       Denominations; Transfer Provisions.

            (a) The Notes shall be delivered as Registered Notes in definitive form as provided in Sections 2.1 and 2.18 of the Base Indenture. The Notes shall initially be registered in the name of the Administrator for Three Pillars Funding LLC and the Funding Agent for Park Avenue Receivables Company, LLC, as applicable, and shall not be transferred, sold or pledged, in whole or in part, other than pursuant to Section 2.6 of the Base Indenture and this Section 6.

            (b) The Notes will be issuable in minimum denominations of $500,000 (and in integral multiples of $100,000 in excess thereof).

            (c) When Notes are presented to the Transfer Agent and Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Notes of other authorized denominations, the Transfer Agent and Registrar shall register the transfer or make the exchange if its requirements for such transaction are met; provided, however, that the Notes surrendered for transfer or exchange (a) shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Transfer Agent and Registrar, duly executed by the holder thereof or its attorney, duly authorized in writing and (b) shall be transferred or exchanged in compliance with the following provisions:

                  (i) (A) if such Note is being transferred to a qualified institutional buyer (a "QIB") as defined in, and in accordance with, Rule 144A under the Securities Act ("Rule 144A"), the transferor shall, unless the transferee is a party to the Note Purchase Agreement or is a QIB within the meaning of Rule 144A(a)(1)(vi) (a "Bank"), provide the Issuer and the Transfer Agent and Registrar with a certification to that effect (in substantially the form of Exhibit C hereto); or (B) if such Note is being transferred in reliance on another exemption from the registration requirements of the Securities Act, the transferor shall provide the Issuer and the Transfer Agent and Registrar with a certification to that effect (in substantially the form of Exhibit C hereto) and, if requested by the Transfer Agent and Registrar or the Issuer, an opinion of counsel in form and substance acceptable to the Issuer and to the Transfer Agent and Registrar to the effect that such transfer is in compliance with the Securities Act.

                  (ii) each such transferee of such Note shall be deemed to have made the acknowledgements, representations and agreements set forth below:

                        (1) unless it has been  advised that the  transferor  is
                  relying on an exemption from the registration requirements of the Securities Act, it is purchasing the Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB and is aware that the sale to it is being made in reliance on Rule 144A;

                        (2) it understands that the Notes have not been and will
                  not be registered or qualified under the Securities Act or any applicable state securities laws or the securities laws of any other jurisdiction and are being offered only in a transaction not involving any public offering within the meaning of the Securities Act, that the Issuer is not required to register or qualify the Notes, and that the Notes may be resold, pledged or transferred only in compliance with provisions of this subsection 6(c) and only (A) to the Issuer, (B) to a person the transferor reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A or (C) in a transaction otherwise exempt from the registration requirements of the Securities Act and, in each case, in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and in accordance with the restrictions set forth herein;

                        (3) if it desires to offer, sell or otherwise  transfer,
                  pledge or hypothecate  the Notes as described in clause (B) or
                  (C) of the preceding paragraph, it may, pursuant to clause (i) above, be required to deliver a certificate and, in the case of clause (C), may be required to deliver an opinion of counsel if the Issuer and the Transfer Agent and Registrar so request, in each case, reasonably satisfactory in form and substance to the Issuer and the Servicer, that an exemption from the registration requirements of the Securities Act applies to such offer, sale, transfer or hypothecation; and it understands that the Registrar and Transfer Agent will not be required to accept for registration of transfer the Notes acquired by it, except upon presentation of, if applicable, the certificate and, if applicable, the opinion described above;

                        (4) it agrees that it will, and each  subsequent  holder
                  is required to, notify any purchaser of Notes from it of the resale restrictions referred to in clauses (2) and (3) above, if then applicable and understands that such notification requirement will be satisfied, in the case only of transfers by physical delivery of Definitive Notes, by virtue of the fact that the following legend will be placed on the Notes unless otherwise agreed to by the Issuer:

                  THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THIS NOTE MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY (1) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) IN A TRANSACTION OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER JURISDICTION AND BASED ON AN OPINION OF COUNSEL IF THE ISSUER OR TRANSFER AGENT AND REGISTRAR SO REQUEST, IN EACH SUCH CASE, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY TRANSFEREE FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

                  BY ACQUIRING THIS NOTE, EACH PURCHASER WILL BE DEEMED TO HAVE REPRESENTED, WARRANTED AND COVENANTED EITHER THAT (A) IT IS NOT AN "EMPLOYEE BENEFIT PLAN" SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A "PLAN" DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AN ENTITY DEEMED TO HOLD "PLAN ASSETS" OF ANY OF THE FOREGOING BY REASON OF INVESTMENT BY AN "EMPLOYEE BENEFIT PLAN" OR "PLAN" IN SUCH ENTITY, OR A GOVERNMENTAL PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY
                  PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE OR (B) ITS PURCHASE AND HOLDING OF THIS NOTE WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL PLAN, ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW).

                        (5) it  acknowledges  that  the  foregoing  restrictions
                  apply to holders of beneficial interests in the Notes as well as to Holders of the Notes; and

                        (6) it  acknowledges  that the  Trustee,  the Issuer and
                  their Affiliates and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that if any of the acknowledgments, representations or agreements deemed to have been made by its purchase of such Notes is no longer accurate, it will promptly notify the Issuer; and it is acquiring any Notes for the account of one or more QIBs, it represents that it has sole investment discretion with respect to each such account and that it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account; and

                        (7) it  acknowledges  that  either  (i) no  part  of the
                  assets used by it to acquire the Notes constitutes assets of any employee benefit plan subject to ERISA, Section 4975 of the Code or any entity deemed to hold plan assets of any of the foregoing by reason of investment by an employee benefit plan or plan in the entity or (ii) its purchase and holding of the Notes will not, throughout the term of holding, constitute a non-exempt "prohibited transaction" under Section 406 of ERISA or Section 4975 of the Code by reason of the application of one or more statutory or administrative exemptions from such prohibited transaction rules or otherwise.

            In addition, such transferee, unless it is a party to the Note Purchase Agreement or a Bank, shall be responsible for providing additional information or certification, as shall be reasonably requested by the Trustee or Issuer, to support the truth and accuracy of the foregoing acknowledgements, representations and agreements, it being understood that such additional information is not intended to create additional restrictions on the transfer of the Notes.


             SECTION 7. Article 5 of Base Indenture. Sections 5.1, 5.2, 5.3, 5.4, 5.5, 5.6, 5.7, 5.8, 5.9 and 5.10 of the Base Indenture shall be read in their entirety as provided in the Base Indenture. The following provisions, however, shall constitute part of Article 5 of the Indenture solely for purposes of Series 2002-A and shall be applicable only to the Notes (except as otherwise provided in the following provisions or in another Series Supplement):

                                    ARTICLE 6
                    ALLOCATION AND APPLICATION OF COLLECTIONS

             SECTION 5.11  Allocations.

            (a) Allocations of Collections. On each day any Collections are deposited in the Collection Account, the Servicer shall, prior to the close of business on such day, make the following deposits from the Collection Account:

                  (i) Deposit into the Principal Account all Collections received in respect of Principal Receivables on such date (such deposit to be applied in accordance with the Indenture and subsection 5.15(b)); and

                  (ii) Deposit into the Finance Charge  Account all  Collections received in respect of Finance Charges, Recoveries, Investment Earnings or otherwise (but not in respect of Principal Receivables) on such date (such deposit to be applied in accordance with the Indenture and subsection 5.15(a)).

            (b) Excess Funding Collections. Any Collections deposited into the Excess Funding Account pursuant to Section 5.15 shall be held in the Excess Funding Account and, prior to the commencement of the Rapid Amortization Period, shall be first applied in accordance with Section 5.17 and then paid, first, to the Servicer Letter of Credit Bank to the extent of any amounts payable thereto by the Issuer under the reimbursement agreement for the Servicer Letter of Credit and, second, to the Issuer, in each case on any date (so long as the Coverage Test remains satisfied (or will be satisfied on such date through the use of such Collections to pay for Subsequently Purchased Receivables from the Seller) and such payment and the application thereof shall not result in the occurrence of (1) a Pay Out Event for any Series, a Servicer Default or an Event of Default, or (2) in the case of Permissible Uses of the type described in clauses (ii) and (iii) of the definition thereof, an event or occurrence, which, with the passing of time or the giving of notice thereof, or both, would become a Pay Out Event for any Series, Servicer Default or an Event of Default) to the extent of (and to be used solely for) Permissible Uses on such date as determined by the Servicer; provided, however, that if an Accumulation Period or an Amortization Period commences with respect to any Series, any funds on deposit in the Excess Funding Account shall be first applied in accordance with
Section 5.17 and then released from the Excess Funding Account, deposited in the Principal Account and treated as Shared Principal Collections to the extent needed to cover principal payments due to such Series; provided, however, that $10,000 shall remain on deposit in the Excess Funding Account for use to pay expenses of the Issuer not prohibited by the Transaction Documents, as determined by the Servicer.

            SECTION 5.12 Determination of Monthly Interest. The amount of monthly interest payable on the Notes shall be determined as of each Determination Date and shall be an amount equal to the product of (i)(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the weighted average Note Rate in effect with respect to the related Interest Period, and
(ii) the average daily outstanding principal balance of the Notes during such Interest Period (the "Monthly Interest"); provided, however, that in addition to Monthly Interest, an amount equal to the sum of (i) the amount of any unpaid Deficiency Amount, as defined below and (ii) an amount equal to the product (such product being herein called the "Additional Interest") of (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) a rate equal to the Default Rate in effect with respect to the related Interest Period, times (C) any Deficiency Amount, as defined below (or the portion thereof which has not theretofore been paid to Noteholders) and (iii) the amount of any unpaid Additional Amounts for the related Interest Period as determined pursuant to the Note Purchase Agreement shall also be payable to the Noteholders. The "Deficiency Amount" for any Determination Date shall be equal to the excess, if any, of (x) the sum of the Monthly Interest, the Additional Interest, the Additional Amounts and the Deficiency Amount as determined pursuant to the preceding sentence for the Interest Period ended immediately prior to the preceding Payment Date, over (y) the amount actually paid in respect thereof on the preceding Payment Date; provided, that the Deficiency Amount on the Initial Determination Date shall be zero.

             SECTION 5.13 Determination of Monthly Principal. The amount on deposit in the Principal Account allocable to the repayment of principal of the Notes shall be determined as of each Series Transfer Date ("Monthly Principal"), beginning with the first Series Transfer Date occurring after the Rapid
Amortization Period begins, and shall be equal to the lesser of (i) the Available Investor Principal Collections on deposit in the Principal Account on such Series Transfer Date and (ii) the Investor Interest (after taking into account any adjustments to be made on such Series Transfer Date pursuant to
Section 5.16) on such Series Transfer Date.

             SECTION 5.14 Coverage of Required Amount.

            (a) On or before each Series Transfer Date, the Servicer shall determine the amount (the "Required Amount"), if any, by which an amount equal to the sum of (i) the Monthly Interest for such Series Transfer Date, plus (ii) the Deficiency Amount, if any, for such Series Transfer Date, plus (iii) the Additional Interest, if any, for such Series Transfer Date, plus (iv) the Additional Amounts, and the Investor Percentage of the Trustee and Back-Up Servicer Fees and Expenses for such Series Transfer Date, plus (v) the Investor Percentage of the Servicing Fee for the prior Monthly Period, plus (vi) any amounts described in clauses (iv) and (v) above that were due but not paid on any prior Series Transfer Date, plus (vii) the Aggregate Investor Default Amount, if any, for the prior Monthly Period.

            (b) In the event that the Required Amount for such Series Transfer Date is greater than zero, (i) the Servicer shall give written notice to the Trustee of such positive Required Amount on or before such Series Transfer Date, and (ii) to the extent available in each case, the Required Amount shall be paid first from the Finance Charge Account and second from the Excess Funding Account on such Series Transfer Date pursuant to subsection 5.17(a).


             SECTION 5.15 Monthly Payments. On or before each Series Transfer Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of the Monthly Servicer Report attached as Exhibit A to the Servicing Agreement) to withdraw, and the Trustee, acting in accordance with such instructions, shall withdraw on such Series Transfer Date or the related Payment Date, as applicable, to the extent of the funds credited to the relevant accounts, the amounts in respect of the Notes required to be withdrawn from the Finance Charge Account, the Principal Account, the Excess Funding Account and the Payment Account as follows:

            (a) An amount equal to the Available Funds deposited into the Finance Charge Account for the related Monthly Period shall be distributed on each Series Transfer Date in the following priority:

                  (i) first,  an amount equal to the Investor  Percentage of the
            Trustee and Back-Up Servicer Fees and Expenses for such Series Transfer Date (plus the Investor Percentage of any Trustee and Back-Up Servicer Fees and Expenses due but not paid to the Trustee on any prior Series Transfer Date) shall be paid by the Servicer or the Trustee to the Trustee, second, an amount equal to Monthly Interest for such Series Transfer Date, plus the amount of any Deficiency Amount (other than with respect to any Additional
            Amounts) for such Series Transfer Date, plus the amount of any Additional Interest (other than with respect to any Additional Amounts) for such Series Transfer Date shall be deposited by the Servicer or the Trustee into the Payment Account for distribution to the Noteholders on the related Payment Date and, third, an amount equal to any Additional Amounts for such Series Transfer Date, plus the amount of any Deficiency Amount (with respect to any Additional Amounts) for such Series Transfer Date, plus the amount of any Additional Interest (with respect to any Additional Amounts) for such Series Transfer Date shall be distributed by the Servicer or the Trustee to the Person entitled thereto;

                  (ii) an amount equal to the Investor Percentage of the Servicing Fee for such Series Transfer Date (plus the Investor Percentage of any Servicing Fee due but not paid to the Servicer on any prior Series Transfer Date) shall be paid to the Servicer;

                  (iii) an amount equal to the Aggregate Investor Default Amount, if any, for the preceding Monthly Period shall be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Series Transfer Date;

                  (iv) [reserved];

                  (v) to the extent the  Available  Issuer  Interest  is greater than zero (after giving effect to all other reductions thereof on such date and the payment pursuant to this clause (v) and the corresponding provision of each other Series Supplement), an amount equal to the Investor Percentage of any amounts payable to the Servicer Letter of Credit Bank by the Issuer under the reimbursement agreement for the Servicer Letter of Credit shall be paid to the Servicer Letter of Credit Bank;

                  (vi) to the extent the  Available  Issuer  Interest is greater than zero (after giving effect to all other reductions thereof on such date and the payment pursuant to this clause (vi) and the corresponding provision of each other Series Supplement), an amount equal to the Investor Percentage of any unreimbursed expenses of the Trustee shall be paid to the Trustee; and

                  (vii) the balance,  if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 5.17.

            (b) During the Revolving Period (unless the next Business Day after such Series Transfer Date is the Commitment Termination Date), an amount equal to the Available Investor Principal Collections deposited into the Principal Account for the related Monthly Period, after giving effect to any payment required under clause (g) below on the related Payment Date, shall be distributed on each Series Transfer Date in the following priority:

                  (i) an  amount,  not in excess of the  Principal  Reallocation
            Amount,  to pay or deposit any amounts  described in  clauses(a)(i),
            (ii), (iv), (v) and (vi) above (in such order) that remain unpaid or undeposited after giving effect to the application of funds, pursuant to clause (a) above;

                  (ii) an amount equal to the lesser of (A) the product of (1) a fraction, the numerator of which is equal to the Available Investor Principal Collections remaining after the application specified in paragraph 5.15(b)(i) above and the denominator of which is equal to the sum of the portion of the "Available Investor Principal
            Collections" for each Series that are available for sharing as specified in the related Series Supplement and (2) the Cumulative Series Principal Shortfall, if any, and (B) Available Investor Principal Collections remaining after the application specified in paragraph 5.15(b)(i) above, shall remain in the Principal Account to be treated as Shared Principal Collections and applied to Series other than this Series 2002-A; and

                  (iii) the balance,  if any, shall be deposited into the Excess
            Funding Account.

            (c) During the Rapid Amortization Period (or if the next Business Day after such Series Transfer Date is the Commitment Termination Date), an amount equal to the Available Investor Principal Collections deposited into the Principal Account for the related Monthly Period shall be distributed on each Series Transfer Date in the following priority:

                  (i) an amount equal to the Monthly  Principal  for such Series
            Transfer Date shall be deposited into the Payment Account;

                  (ii) an amount,  not in excess of the  Principal  Reallocation
            Amount,  to pay or deposit any amounts  described in  clauses(a)(i),
            (ii), (iv) and (v) above (in such order) that remain unpaid or undeposited after giving effect to the application of funds, pursuant to clause (a) above;

                  (iii) an amount  equal to the lesser of (A) the product of (1)
            a fraction, the numerator of which is equal to the Available Investor Principal Collections remaining after the application specified in paragraphs 5.15(c)(i) and (ii) above and the denominator of which is equal to the sum of the "Available Investor Principal Collections" for each Series that are available for sharing as specified in the related Series Supplement and (2) the Cumulative Series Principal Shortfall, if any, and (B) the Available Investor Principal Collections remaining after the application specified in paragraphs 5.15(c)(i) and (ii) above, shall remain in the Principal Account to be treated as Shared Principal Collections and applied to Series other than this Series 2002-A; and

                  (iv) the balance,  if any,  shall be deposited into the Excess
            Funding Account.

            (d) On each Payment Date, the Trustee, acting in accordance with instructions from the Servicer, shall pay to the Noteholders, on a pro rata basis, the amount deposited into the Payment Account pursuant to paragraph 5.15(a)(i) (including, without limitation, indirectly pursuant to paragraphs 5.15(b)(i) and (c)(ii) above) on the immediately preceding Series Transfer Date.

            (e) On the first Payment Date occurring after the Rapid Amortization Period begins, and on each Payment Date thereafter, the Trustee, acting in accordance with instructions from the Servicer, shall pay the amount deposited into the Payment Account pursuant to subsection 5.15(c) on the immediately preceding Series Transfer Date to the following Persons or accounts (as the case may be) in the following priority:

                  (i) to the Noteholders, pro rata, an amount equal to the least of (A) the Monthly Principal and (B) the Note Principal;

                  (ii) first,  to the  Noteholders,  pro rata, any other amounts
            (including, without limitation, accrued and unpaid interest) payable thereto pursuant to any Transaction Document (other than Additional Amounts) and, second, to the Persons entitled thereto, any Additional Amounts payable thereto;

                  (iii) [reserved];

                  (iv) to the extent the  Available  Issuer  Interest is greater than zero (after giving effect to all other reductions thereof on such date and the payment pursuant to this clause (iv) and the corresponding provision of each other Series Supplement), to the Trustee to pay unreimbursed expenses of the Trustee; and

                  (v) the balance,  if any,  shall be deposited  into the Excess
            Funding Account.

            (f) On any Redemption Date, the amounts required to be on deposit in the Payment Account pursuant to Section 4 or Section 11, shall be paid to the following Persons:

                  (i) to the Noteholders, pro rata, the Note Principal; and

                  (ii) first,  to the  Noteholders,  pro rata, any other amounts
            (including, without limitation, accrued and unpaid interest) payable thereto pursuant to the Note Purchase Agreement and, second, to the Persons entitled thereto, any Additional Amounts payable thereto.

            (g) On any Payment Date in  connection  with a Decrease  pursuant to
Section 3.2, the amount of such Decrease shall be paid to the Noteholders, pro rata, from (i) Available Investor Principal Collections, (ii) the proceeds of a partial refinancing of any outstanding Series of Notes or (iii) amounts otherwise available to the Issuer, all to the extent that such amounts have been deposited in the Payment Account.


            SECTION 5.16  Investor Charge-Offs.

            (a) On or before each Series Transfer Date, the Servicer shall calculate the Aggregate Investor Default Amount. If, on any Series Transfer Date, the Aggregate Investor Default Amount exceeds the aggregate amount to be distributed with respect thereto for the relevant Monthly Period pursuant to paragraph 5.15(a)(iii) and subsection 5.17(a), the Investor Interest shall be reduced by the amount of such excess, but only to the extent such excess exceeds the Investor Percentage (determined with regard to only (and only to the extent of) those Series with respect to which the "Investor Interest" is being so reduced with respect to Defaulted Receivables during such Monthly Period) of the Available Issuer Interest (such reduction, an "Investor Charge-Off"). The Investor Interest shall thereafter be reimbursed on any Series Transfer Date by the amount of Excess Spread and funds on deposit in the Excess Funding Account allocated and available for such purpose pursuant to subsection 5.17(b).

            (b) Except as otherwise expressly provided herein, if losses and investment expenses attributable to the investment of amounts on deposit in any Trust Account or any Series Account exceed interest and investment earnings in respect of such amounts during any Monthly Period, the net losses and expenses shall be allocated first to the Issuer Interest and second between the "Investor Interests" of all outstanding Series, in the same proportion that losses in respect of Principal Receivables are so allocated for such Monthly Period.


             SECTION 5.17 Allocation of Excess Amounts. On or before each Series Transfer Date, the Trustee, acting pursuant to the Servicer's instructions, shall apply Excess Spread in the Finance Charge Account and to the extent necessary (to cover amounts described in clauses (a) and (b) below) transfer funds from the Excess Funding Account (after giving effect to the deposits to be made therein on such date) to the Finance Charge Account in order to make the following distributions on each Series Transfer Date (in the following order of priority) for the related Monthly Period:

            (a) an amount equal to the Required Amount, if any, with respect to such Series Transfer Date will be used to fund such Required Amount and be applied in accordance with, and in the priority set forth in, subsection 5.15(a);

            (b) an amount equal to the aggregate amount by which the Investor Interest has been reduced on previous Series Transfer Dates (but has not been reimbursed) for reasons other than a reduction of the Required Reserve Amount, Decreases and/or the payment of principal to the Noteholders will be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Series Transfer Date; and

            (c) any remaining Excess Spread shall be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Series Transfer Date.

            To the extent that there are insufficient funds in the Excess Funding Account to make all payments required under subsections 5.17(a) and (b) above and under the corresponding provisions for each other Series, the amount on deposit in the Excess Funding Account shall be allocated to each Series on a pro rata basis (based on the "Investor Interest" of each such Series).

             SECTION 5.18 Servicer's Failure to Make a Deposit or Payment. If the Servicer fails to make, or give instructions to make, any payment, deposit or withdrawal (other than as required by subsection 12.4(a) and Section 12.1) required to be made or given by the Servicer at the time specified in the Base Indenture or this Series Supplement (including applicable grace periods), the Trustee shall make such payment, deposit or withdrawal from the applicable account without instruction from the Servicer. The Trustee shall be required to make any such payment, deposit or withdrawal hereunder only to the extent that the Trustee has sufficient information to allow it to determine the amount thereof. The Servicer shall, upon request of the Trustee, promptly provide the Trustee with all information necessary to allow the Trustee to make such payment, deposit or withdrawal. Such funds or the proceeds of such withdrawal shall be applied by the Trustee in the manner in which such payment or deposit should have been made by the Servicer.


            SECTION 5.19  Shared Principal Collections.

            (a) The portion of Shared Principal Collections allocable to Series 2002-A on deposit in the Principal Account on any Series Transfer Date shall be treated and applied as an Available Investor Principal Collection pursuant to
Section 5.15.

            (b) "Shared Principal Collections allocable to Series 2002-A" on any Series Transfer Date means an amount equal to the Series Principal Shortfall, if any, with respect to Series 2002-A on such Series Transfer Date; provided, however, that if the aggregate amount of Shared Principal Collections for all Series for such Series Transfer Date is less than the Cumulative Series Principal Shortfall for such Series Transfer Date, then "Shared Principal Collections allocable to Series 2002-A" on such Series Transfer Date shall equal the product of (i) Shared Principal Collections for all Series for such Series Transfer Date and (ii) a fraction, the numerator of which is the Series Principal Shortfall with respect to Series 2002-A and the denominator of which shall be the aggregate amount of "Cumulative Series Principal Shortfall" for all Series for such Series Transfer Date.

            (c) Solely for the purpose of determining the amount of Available Investor Principal Collections to be treated as Shared Principal Collections on any Series Transfer Date allocable to other Series, on each Determination Date, the Servicer shall determine the Required Amount and Excess Spread as of such Determination Date for the following Series Transfer Date.


             SECTION 5.20  [Reserved].

             SECTION 5.21  Excess Funding Account.

            (a) The Servicer has established and maintained and shall continue to maintain, with a Qualified Institution, in the name of the Trustee, on behalf of the Issuer, for the benefit of the Secured Parties, a segregated trust account (the "Excess Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of such Secured Parties. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Excess Funding Account and in all proceeds thereof. The Excess Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Secured Parties, and the Trustee shall be the entitlement holder of the Excess Funding Account. If at any time the institution holding the Excess Funding Account ceases to be a Qualified Institution, the Trustee shall notify each Rating Agency and within ten (10) Business Days establish a new Excess Funding Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Excess Funding Account. The Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Excess Funding Account from time to time for the purposes set forth in subsection 5.11(b) and any comparable provision of any other Series Supplement and (ii) make deposits into the Excess Funding Account as specified in subsection 5.11(b) and any comparable provision of any other Series Supplement.

            (b) Funds on deposit in the Excess Funding Account shall be invested by the Trustee (at the Servicer's written discretion) in Permitted Investments. Funds on deposit in the Excess Funding Account on any Series Transfer Date, after giving effect to any withdrawals that day, shall be invested in Permitted Investments that will mature so that such funds will be available for withdrawal on or before the next Series Transfer Date. The Trustee shall:

                  (i) hold each  Permitted  Investment  (other  than such as are described in clause (c) of the definition thereof) that constitutes investment property through a securities intermediary, which securities intermediary shall (I) agree that such investment property shall at all times be credited to a securities account of which the Trustee is the entitlement holder, (II) comply with entitlement orders originated by the Trustee without the further consent of any other person or entity, (III) agree that all property credited to such securities account shall be treated as a financial asset, (IV) waive any lien on, security interest in, or right of set-off with respect to any property credited to such securities account, and (V) agree that its jurisdiction for purposes of Sections 8-110 and Section 9-305(a)(3) of the UCC shall be New York, and that such agreement shall be governed by the laws of the State of New York; and

                  (ii) maintain for the benefit of the Secured Parties, possession or control of each other Permitted Investment (including any negotiable instruments, if any, evidencing such Permitted Investments) not described in clause (i) above (other than such as are described in clause (c) of the definition thereof); provided that no Permitted Investment shall be disposed of prior to its maturity date if such disposition would result in a loss. Terms used in clause (i) above that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.

            (c) All interest and earnings (net of losses and investment expenses) accrued on funds on deposit in the Excess Funding Account to the extent allocable to this Series shall be treated as Collections, deposited into the Finance Charge Account and applied in accordance with the Indenture.

             SECTION 5.22 Payment of Fees. If on any Payment Date (a) the Notes are not allocated any Collections because the Investor Interest is zero and (b) any Noteholders are owed Additional Amounts on the amount of Notes that the Conduit Purchasers (or the Committed Purchaser, as the case may be) have committed to purchase but has not been purchased, then such Additional Amounts shall be paid from amounts otherwise payable to the Issuer.

             SECTION 8. Article 6 of the Base Indenture. Article 6 of the Base Indenture shall read in its entirety as follows and shall be applicable only to the Noteholders.

                                    ARTICLE 6
                            DISTRIBUTIONS AND REPORTS

             SECTION 6.1  Distributions.

            (a) On each Payment Date, the Trustee shall distribute (in accordance with the Monthly Servicer Report delivered by the Servicer on or before the related Series Transfer Date pursuant to subsection 2.09(a) of the Servicing Agreement) to each Noteholder of record on the immediately preceding Record Date (other than as provided in Section 12.5 respecting a final distribution), such Noteholder's pro rata share (based on the aggregate Investor Interests represented by the Notes held by such Noteholder) of the amounts on deposit in the Payment Account that are payable to the Noteholders pursuant to
Section 5.15 by wire transfer to an account designated by such Noteholders, except that, with respect to Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

            (b) Notwithstanding anything to the contrary contained in the Base Indenture or this Series Supplement, if the amount distributable in respect of principal on the Notes on any Payment Date is less than one dollar, then no such distribution of principal need be made on such Payment Date.

             SECTION 6.2  Monthly Noteholders' Statement.

            (a) On or before each Payment Date, the Trustee shall forward to each Noteholder, with respect to each Noteholder's interest and to each Rating Agency and Notice Person a statement substantially in the form of Exhibit B hereto prepared by the Servicer and delivered to the Trustee on the preceding Determination Date and setting forth, among other things, the following information:

                  (i) the total amount distributed to the Noteholders;

                  (ii) the  amount of such  distribution  allocable  to  Monthly
            Principal;

                  (iii) the amount of such distribution allocable to Trustee and
            Back-Up Servicer Fees and Expenses, Monthly Interest, Deficiency Amounts, Additional Interest and Additional Amounts, respectively;

                  (iv) the amount of Collections of Principal Receivables received during the related Monthly Period and allocated in respect of the Notes;

                  (v) the amount of Recoveries,  premium refunds and Collections of Finance Charges received during the related Monthly Period and allocated in respect of the Notes;

                  (vi)  the  aggregate  Outstanding  Principal  Balance  of  the
            Receivables, the Issuer Interest, the Investor Interest, the Floating Investor Percentage and the Fixed Investor Percentage as of the end of the preceding Monthly Period;

                  (vii) the aggregate Outstanding Principal Balance of Receivables, including earned and unearned Finance Charges, but excluding bankrupt accounts and accounts in repossession, which were 1-30 days, 31-60 days, 61-90 days, 91-120 days, 121-180 days and more than 180 days delinquent, respectively as of the end of the preceding Monthly Period;

                  (viii) the Net Portfolio  Yield,  Portfolio  Yield,  Portfolio
            Yield Adjuster, Payment Rate, Gross Loss Rate, Gross Loss Adjuster, Dilution Adjuster, Dilution Rate and the Aggregate Investor Default Amount as of the end of the preceding Monthly Period;

                  (ix) the aggregate  amount of Investor  Charge-Offs  and other reductions in the absence of principal distributions on the Investor Interests for such Series Transfer Date;

                  (x) the  aggregate  amount of Investor  Charge-Offs  and other reductions in the absence of principal distributions on the Investor Interests deemed to have been reimbursed on such Series Transfer Date;

                  (xi) the Note Principal as of the end of the day on the Payment Date;

                  (xii) Increases and Decreases in the Notes during the related Interest Period, and the average daily balance of the Notes for the related Interest Period;

                  (xiii) the amount of the Servicing Fee and the Investor Percentage of the Servicing Fee for such Series Transfer Date;

                  (xiv) the Note Rate for the Interest  Period ending on the day before such Payment Date;

                  (xv) the amount of  Available  Funds on deposit in the Finance
            Charge Account on the related Series Transfer Date;

                  (xvi)  the  date  on  which  the  Rapid  Amortization   Period
            commenced, if applicable;

                  (xvii) the Cash Option Amount, if any;

                  (xviii) the Minimum Issuer Interest, Available Issuer Interest
            and Aggregate Net Investor Charge-Offs, if any, as of the end of the preceding Monthly Period;

                  (xix) the aggregate Outstanding Principal Balance of all Receivables the final maturity date of which has been extended by up to six months, more than six months to twelve months and more than twelve months, respectively, as of the end of the preceding Monthly Period;

                  (xx) the aggregate  amount of  reductions  of the  Outstanding
            Principal Balance of the Receivables as a result of cancellations of service maintenance contracts and credit insurance during the related Monthly Period; and

                  (xxi) the aggregate Outstanding Principal Balance of all Receivables any Obligor of which is an Opportunity Customer as of the end of the preceding Monthly Period.

            (b) Annual Noteholders' Tax Statement. To the extent required by the Code, on or before January 31 of each calendar year, beginning with the calendar year 2003, the Trustee shall distribute to each Person who at any time during the preceding calendar year was a Noteholder, a statement prepared by the Trustee containing the information required to be contained in the regular monthly report to Noteholders, as set forth in subclauses (i), (ii) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Noteholder, together with such other customary information (consistent with the treatment of the Notes as debt) (the "Section 6.2(b) Tax Statement"). Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect. The Issuer shall provide the Funding Agent with a copy of the
Section 6.2(b) Tax Statement that the Trustee distributed on or prior to January 31, 2007, if any, for the calendar year 2007, on or before the Restatement Date.



            SECTION 9. Series 2002-A Pay Out Events. If any one of the following events (a "Series 2002-A Pay Out Event") shall occur with respect to the Notes:

            (a) failure on the part of the Issuer (i) to pay any amount described in clauses (i)-(vi) of the definition of Required Amount or to make any payment or deposit required by the terms of this Series Supplement, the Note Purchase Agreement or any other Transaction Document, on or before the date two
(2) Business Days after the date on which such payment or deposit is required to be made herein or therein (or, in the case of a deposit to be made with respect to any Monthly Period, by the related Payment Date), or (ii) duly to observe or perform in any respect any other covenants or agreements of the Issuer set forth in this Series Supplement, the Note Purchase Agreement or any other Transaction Document which failure, solely in the case of this clause (ii), continues unremedied for a period of thirty (30) Business Days after the Issuer has knowledge thereof, or after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Issuer by the Administrator, the Funding Agent, Servicer or any Noteholder (it being understood and agreed that the failure to duly to observe or perform in any respect any covenant set forth in Section 7.6 of the Note Purchase Agreement shall have no grace period); provided, however, that a Series 2002-A Pay Out Event pursuant to this subsection 9(a) shall not be deemed to have occurred hereunder if such Series 2002-A Pay Out Event is the result of a breach of a representation, warranty, statement or certificate with respect to any Receivable, and the Servicer has received a Deemed Collection in connection therewith, in an amount equal to the Outstanding Principal Balance of such Receivable and all accrued and unpaid interest thereon for application in accordance with Article 5 of the Base Indenture as modified by this Series Supplement;

            (b) any representation or warranty made by the Issuer in this Series Supplement, the Note Purchase Agreement or any other Transaction Document or any information delivered by the Issuer pursuant thereto shall prove to have been incorrect in any respect when made or when delivered which, solely to the extent such incorrect representation or warranty may be cured without any actual or potential detriment to any Secured Party, continues unremedied for a period of thirty (30) Business Days after the date on which the Issuer has knowledge thereof or on which written notice thereof, requiring the same to be remedied, shall have been given to the Issuer by the Administrator, the Funding Agent, Servicer or any Noteholder; provided, however, that a Series 2002-A Pay Out Event pursuant to this subsection 9(b) shall not be deemed to have occurred hereunder if such Series 2002-A Pay Out Event is the result of a breach of a representation, warranty, statement or certificate with respect to any Receivable, and the Servicer has received a Deemed Collection in connection therewith, in an amount equal to the Outstanding Principal Balance of such Receivable and all accrued and unpaid interest thereon for application in accordance with Article 5 of the Base Indenture as modified by this Series Supplement;

            (c) the Issuer or the Seller shall become the subject of any Event of Bankruptcy or voluntarily suspend payment of its obligations; or the Issuer shall become unable for any reason (other than by reason of a determination by the Seller not to sell receivables to the Issuer pursuant to the Purchase Agreement) to pledge Receivables to the Trustee in accordance with the provisions of this Series Supplement;

            (d) the Issuer or the Seller shall become an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

            (e) any Servicer Default (other than a Servicer Default specified in clause (e), (h), (i) or (j) of Section 2.04 of the Servicing Agreement) shall occur, or a Servicer Default specified in clause (e), (h), (i) or (j) of Section
2.04 of the Servicing Agreement shall occur and not be cured within ten (10) days after the earlier of discovery by the Servicer or the date on which written notice of such Servicer Default, requiring the same to be remedied, shall have been given to the Servicer by the Issuer or any Noteholder;

            (f) on the close of the Issuer's business on the last day of any Monthly Period, the Net Portfolio Yield averaged over any three consecutive Monthly Periods is less than 2.00%;

            (g) an Event of Default;

            (h) on any date of determination the Gross Loss Rate shall be equal to or exceed 10.0% on a rolling three-month average basis;

            (i) a Pay Out Event occurs under any other Series;

            (j) at any time Parent is the Servicer, any event of default (not cured or waived within ten (10) Business Days) under (A) the Retailer Credit Agreement, (B) any inventory financing agreement between any lender and the Servicer, the Parent or the Seller, or (C) any indenture, credit or loan agreement or other agreement or instrument of any kind pursuant to which Indebtedness of the Servicer, the Parent or the Seller in an aggregate principal amount in excess of $1,000,000 is outstanding or by which the same is evidenced, shall have occurred and be continuing;

            (k) the Trustee shall, for any reason, fail or cease to have a valid and perfected first priority security interest in the Receivables and Related Security, and any other Issuer assets in the Trust Estate free and clear of any Adverse Claims (and, solely with respect to the Collections and proceeds with respect to the foregoing or other proceeds of any item of collateral described above, to the extent provided in Section 9-315 of the UCC);

            (l) the Coverage Test is not satisfied or the Required Reserve Amount cannot increase as a result of the limitation in the second proviso in the definition thereof and in either case such condition continues unremedied for three (3) Business Days;

            (m) the imposition of (i) non de-minimis tax liens against the Issuer, (ii) tax liens against the Seller unless such lien would not have a Material Adverse Effect and has been released within thirty (30) days of the earlier of (a) the date the Seller has knowledge of the imposition of such tax lien or (b) the date on which the Seller receives notice of the imposition of such tax lien, and (iii) ERISA liens against the Issuer or the Seller;

            (n) there shall have occurred a Change in Control;

            (o) the Servicer shall become unable for any reason to transfer the Collections on, or other proceeds of, Receivables to the Issuer in accordance with the provisions of this Series Supplement;

            (p) the occurrence and continuation of a Purchase Termination Event under and as defined in the Purchase Agreement;

            (q) the failure of the Issuer to pay when due any amount due with respect to any Indebtedness to which it is a party (other than Issuer Obligations);

            (r) the Payment Rate shall be less than or equal to 3.0% for any Monthly Period;

            (s) [reserved]; or

            (t) if SunTrust Bank (or any Affiliate thereof) is the Servicer Letter of Credit Bank, the Available Issuer Interest is less than the principal of, and interest on, any unreimbursed draws under the Servicer Letter of Credit;

then, (i) in the case of any event described in subparagraph (a), (b), (e), (h),
(j), (k), (l), (m), (n), (p), (q), (r), (s) or (t) after the applicable grace period, if any, set forth in such subparagraphs, the Administrator or the Funding Agent by notice then given in writing to the Issuer and the Servicer may declare that the Rapid Pay Out Commencement Date has occurred as of the date of such notice and (ii) in the case of an event described in subparagraphs (c),
(d), (f), (g), (i) or (o) or, three (3) Business Days following the occurrence and continuation of an event described in subparagraph (l), the Rapid Pay Out Commencement Date shall occur without any notice or other action on the part of any party hereto immediately upon the occurrence of such event.

            Notwithstanding anything to the contrary in the Base Indenture, no Series 2002-A Pay Out Event may be amended, waived or deleted, and no new Series 2002-A Series Pay Out Event may be added, without the prior consent of the Required Persons for Series 2002-A.


             SECTION 10. Article 7 of the Base Indenture. Article 7 of the Base Indenture shall read in its entirety as follows:

                                    ARTICLE 7
                  REPRESENTATIONS AND WARRANTIES OF THE ISSUER

            SECTION 7.1 Representations and Warranties of the Issuer. The Issuer hereby represents and warrants to the Trustee and each of the Secured Parties that:

            (a) Organization and Good Standing, etc. The Issuer has been duly organized and is validly existing and in good standing under the laws of its state of Texas, with power and authority to own its properties and to conduct its respective businesses as such properties are presently owned and such business is presently conducted. The Issuer is not organized under the laws of any other jurisdiction or governmental authority. The Issuer is duly licensed or qualified to do business as a foreign entity in good standing in the jurisdiction where its principal place of business and chief executive office is located and in each other jurisdiction in which the failure to be so licensed or qualified would be reasonably likely to have a Material Adverse Effect.

            (b) Power and Authority; Due Authorization. The Issuer has (a) all necessary power, authority and legal right to (i) execute, deliver and perform its obligations under this Indenture and each of the other Transaction Documents to which it is a party and (b) duly authorized, by all necessary action, the execution, delivery and performance of this Indenture and the other Transaction Documents to which it is a party and the borrowing, and the granting of security therefor, on the terms and conditions provided herein.

            (c) No Violation. The consummation of the transactions contemplated by this Indenture and the other Transaction Documents and the fulfillment of the terms hereof will not (a) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, (i) the organizational documents of the Issuer or (ii) any indenture, loan agreement, pooling and servicing agreement, receivables purchase agreement, mortgage, deed of trust, or other agreement or instrument to which the Issuer is a party or by which it or its properties is bound, (b) result in or require the creation or imposition of any Adverse Claim upon its properties pursuant to the terms of any such indenture, loan agreement, pooling and servicing agreement, receivables purchase agreement, mortgage, deed of trust, or other agreement or instrument, other than pursuant to the terms of the Transaction Documents, or (c) violate any law or any order, rule, or regulation applicable to the Issuer or of any court or of any federal, state or foreign regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Issuer or any of its respective properties.

            (d) Validity and Binding Nature. This Indenture is, and the other Transaction Documents to which it is a party when duly executed and delivered by the Issuer and the other parties thereto will be, the legal, valid and binding obligation of the Issuer enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and by general principles of equity.

            (e) Government Approvals. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body required for the due execution, delivery or performance by the Issuer of any Transaction Document to which it is a party remains unobtained or unfiled, except for the filing of the UCC financing statements referred to in
Section 15.4.

            (f) [Reserved].

            (g) Margin Regulations. The Issuer is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds with respect to the sale of the Notes or any Increases thereto, directly or indirectly, will be used for a purpose that violates, or would be inconsistent with, Regulations T, U and X promulgated by the Federal Reserve Board from time to time.

            (h) Perfection. (1) Immediately preceding the Closing Date and the date of each recomputation of the Investor Interest, the Issuer shall be the owner of all of the Receivables and Related Security and Collections and proceeds with respect thereto, free and clear of all Adverse Claims. On or prior to the Initial Closing Date and the date of each recomputation of the Investor Interest, all financing statements and other documents required to be recorded or filed in order to perfect and protect the assets of the Trust Estate against all creditors (other than Secured Parties) of, and purchasers (other than Secured Parties) from, the Issuer and the Seller will have been (or will be within ten (10) days of the Initial Closing Date) duly filed in each filing office necessary for such purpose, and all filing fees and taxes, if any, payable in connection with such filings shall have been (or will be within ten
(10) days of the Initial Closing Date) paid in full;

                  (ii) the  Indenture  constitutes  a valid  grant of a security interest to the Trustee for the benefit of the Purchasers and the other Secured Parties in all right, title and interest of the Issuer in the Receivables, the Related Security and Collections and proceeds with respect thereto and all other assets of the Trust Estate, now existing or hereafter created or acquired. Accordingly, to the extent the UCC applies with respect to the perfection of such security interest, upon the filing of any financing statements described in Article 8 of the Indenture, and, solely with respect to the Related Security, to the extent required for perfection under the relevant UCC, the delivery of possession of all instruments, if any, included in such Related Security to the Servicer), the Trustee shall have a first priority perfected security interest in such property and the proceeds thereof (to the extent provided in Section 9-315), subject to Permitted Encumbrances and, to the extent the UCC does not apply to the perfection of such security interest, all notices, filings and other actions required by all applicable law have been taken to perfect and protect such security interest or lien against and prior to all Adverse Claims with respect to the relevant Receivables, Related Security and Collections and proceeds with respect thereto and all other assets of the Trust Estate. Except as otherwise specifically provided in the Transaction
            Documents, neither the Issuer nor any Person claiming through or under the Issuer has any claim to or interest in the Collection Account; and

                  (iii) immediately prior to, and after giving effect to, the initial purchase of the Notes, the Issuer will be Solvent.

            (i) Offices. The principal place of business and chief executive office of the Issuer is located at the address referred to in Section 15.4 (or at such other locations, notified to the Trustee in jurisdictions where all action required thereby has been taken and completed).

            (j) Tax Status. The Issuer has filed all tax returns (Federal, State and local) required to be filed by it and has paid or made adequate provision for the payment of all taxes, assessments and other governmental charges then due and payable (including for such purposes, the setting aside of appropriate reserves for taxes, assessments and other governmental charges being contested in good faith).

            (k) Use of Proceeds. No proceeds of any Notes will be used by the Issuer to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

            (l) Compliance with Applicable Laws; Licenses, etc.

                  (i) The Issuer is in compliance  with the  requirements of all applicable laws, rules, regulations, and orders of all governmental authorities, a breach of any of which, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect.

                  (ii) The Issuer has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure to obtain would be reasonably likely to have a Material Adverse Effect.

            (m) No Proceedings. Except as described in Schedule 1,

                  (i)  there  is  no  order,   judgment,   decree,   injunction,
            stipulation or consent order of or with any court or other government authority to which the Issuer is subject, and there is no action, suit, arbitration, regulatory proceeding or investigation pending, or, to the knowledge of the Issuer, threatened, before or by any court, regulatory body, administrative agency or other tribunal or governmental instrumentality, against the Issuer that, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect; and

                  (ii)  there  is  no  action,  suit,  proceeding,  arbitration, regulatory or governmental investigation, pending or, to the knowledge of the Issuer, threatened, before or by any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (A) asserting the invalidity of this Indenture, the Notes or any other Transaction Document, (B) seeking to prevent the issuance of the Notes pursuant hereto or the consummation of any of the other transactions contemplated by this Indenture or any other Transaction Document or (C) seeking to adversely affect the federal income tax attributes of the Issuer.

            (n) Investment Company Act. The Issuer is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

            (o) Eligible Receivables. Each Receivable included as an Eligible Receivable in any Monthly Servicer Report shall be an Eligible Receivable as of the date so included. Each Receivable, including Subsequently Purchased Receivables, purchased by the Issuer on any Purchase Date shall be an Eligible Receivable as of such Purchase Date unless otherwise specified to the Trustee in writing prior to such Purchase Date.

            (p) Receivables Schedule. The Receivable File is a true and correct schedule of the Receivables included in the Trust Estate.

            (q) ERISA. (i) Each of the Issuer and its ERISA Affiliates is in compliance in all material respects with ERISA unless any failure to so comply could not reasonably be expected to have a Material Adverse Effect and (ii) no Lien exists in favor of the Pension Benefit Guaranty Corporation on any of the Receivables. No ERISA Event has occurred with respect to Title IV Plans of the Issuer. No ERISA Event has occurred with respect to Title IV plans of the Issuer's ERISA Affiliates that have an aggregate Unfunded Pension Liability equal to or greater than $1,000,000. No ERISA Event has occurred with respect to a Multiemployer Plan of the Issuer or its ERISA Affiliates.

            (r) Accuracy of Information. All information heretofore furnished by, or on behalf of, the Issuer to the Trustee or any of the Noteholders in connection with any Transaction Document, or any transaction contemplated thereby, is true and accurate in every material respect (without omission of any information necessary to prevent such information from being materially misleading).

            (s) No Material Adverse Change. Since January 31, 2002, there has been no material adverse change in the collectibility of the Receivables or the Issuer's (i) financial condition, business, operations or prospects or (ii) ability to perform its obligations under any Transaction Document.

            (t) Trade Names and Subsidiaries. Set forth on Schedule 2 hereto is a complete list of trade names of the Issuer for the six year period preceding the Closing Date. The Issuer has no Subsidiaries and does not own or hold, directly or indirectly, any equity interest in any Person.

            (u) Notes. The Notes have been duly and validly authorized, and, when executed and authenticated in accordance with the terms of the Indenture, and delivered to and paid for in accordance with each of the Note Purchase Agreements, will be duly and validly issued and outstanding and will be entitled to the benefits of the Indenture.

            (v) Sales by Seller. (a) Each sale of Receivables by the Seller (and its predecessors) to the Issuer shall have been effected under, and in accordance with the terms of, the Purchase Agreement, including the payment by the Issuer to the Seller (or its predecessors) of an amount equal to the purchase price therefor as described in the Purchase Agreement, and each such sale shall have been made for "reasonably equivalent value" (as such term is used under Section 548 of the Federal Bankruptcy Code) and not for or on account of "antecedent debt" (as such term is used under Section 547 of the Federal Bankruptcy Code) owed by the Issuer to the Seller.

             SECTION 7.2 Reaffirmation of Representations and Warranties by the Issuer. On the Closing Date, the Restatement Date and on each Business Day, the Issuer shall be deemed to have certified that all representations and warranties described in Section 7.1 hereof are true and correct on and as of such day as though made on and as of such day (except to the extent they relate to an earlier date or later time, and then as of such earlier date or later time).

             SECTION 11.  Redemption Provision.

            (a) The Issuer shall (if able) redeem the Notes in full on the Commitment Termination Date through a refinancing. The Issuer shall give notice of its election to pay such Notes in accordance with the terms of the Base Indenture and the Note Purchase Agreement prior to such redemption.

            (b) The amount required to be deposited into the Payment Account in connection with any redemption in full shall be equal to the sum of (i) the Note Principal, plus (ii) accrued and unpaid the interest on the Notes through the Payment Date on which the redemption occurs, plus (iii) any other amounts (including, without limitation, accrued and unpaid Additional Amounts) payable to the Noteholders pursuant to the Note Purchase Agreement, less (iv) the amounts, if any, on deposit at such Payment Date in the Payment Account for the payment of the foregoing amounts. Such deposit shall be made not later than 1:00 p.m. New York City time on the Redemption Date.

             SECTION 12. Amendments and Waiver. Any amendment, waiver or other modification to the Base Indenture, this Series Supplement or the Series Supplement for any other VFN Series shall be subject to the restrictions thereon, if applicable, in the Note Purchase Agreement.

            SECTION 13. Counterparts. This Series Supplement may be executed in any number of counterparts, and by different parties in separate counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.



            SECTION 14. Governing Law. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH OF THE PARTIES TO THIS SERIES SUPPLEMENT AND EACH NOTEHOLDER HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HERETO AND EACH NOTEHOLDER HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.


            SECTION 15. Waiver of Trial by Jury. To the extent permitted by applicable law, each of the parties hereto and each of the Noteholders irrevocably waives all right of trial by jury in any action, proceeding or counterclaim arising out of or in connection with this Series Supplement or the Transaction Documents or any matter arising hereunder or thereunder.


            SECTION 16. No Petition. The Trustee, by entering into this Series Supplement and each Noteholder, by accepting a Note hereby covenant and agree that they will not prior to the date which is one year and one day after payment in full of the last maturing Note of any Series and termination of the Indenture institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Noteholders, the Servicing Agreement, the Base Indenture or this Series Supplement.

            SECTION 17. Rights of the Trustee. The rights, privileges and immunities afforded to the Trustee under the Base Indenture shall apply hereunder as if fully set forth herein.

            SECTION 18.  Issuer Additional Issuance Requirements.

            (a) The Issuer (or the Servicer on its behalf and in the best interest of the Issuer and the "Noteholders" of each Series) shall, within 12 months prior to the Commitment Termination Date, initiate marketing to renew or replace the commitment under this Series Supplement. Such commitment shall continue to be provided by a commercial paper conduit, on a floating rate basis, for a period of three to five years, subject to market conditions.

            (b) If, as of any month end, the Note  Principal  exceeds the sum of
(i) 50% of the Maximum Principal Amount, plus (ii) $35,000,000, then the Issuer (or the Servicer on its behalf and in the best interest of the Issuer and the "Noteholders" of each Series) shall, within three months thereafter, initiate marketing of a new Series of term fixed rate notes in an amount equal to the difference (the "New Issuance Amount") of (i) the Note Principal, minus (ii) $35,000,000 (rounded down to the nearest $25,000,000 increment), with a three to five year weighted average life and a Class structure similar to the Issuer's Series 2002-B Notes, subject to market conditions. Under no circumstances will the New Issuance Amount be less than $150,000,000. Additionally, the new Series of term notes will not be issued if the interest rate on such notes would cause the Net Portfolio Yield to fall to or continue at a level that would require an increase in the then existing "Additional Cash Reserve Amounts" for any Series. If the Issuer (or the Servicer on its behalf and in the best interest of the Issuer and the "Noteholders" of each Series) is not able to close a new term Series within six months of the initiation of the marketing thereof, the Issuer (or the Servicer on its behalf and in the best interest of the Issuer and the "Noteholders" of each Series) shall seek a temporary increase of the Maximum Principal Amount in an amount equal to the New Issuance Amount and then re-initiate its marketing of a new term Series within six months. At the time the new term Series issuance is completed, the net proceeds thereof will be used to pay down Note Principal and the Maximum Principal Amount will be reduced by the amount of the temporary increase, if any.

            (c) If the Maximum Principal Amount (which term for the purposes of this clause (c) shall exclude any temporary increases pursuant to clause (b)
above) is less than 45% (or, if the Maximum Principal Amount at such date of determination equals or exceeds $300,000,000, 33%) of the sum of the Maximum Principal Amount plus the aggregate "Note Principal" of each outstanding term Series plus the principal amount of any term Series for which marketing has been initiated pursuant to clause (b) above, then the Issuer (or the Servicer on its behalf and in the best interest of the Issuer and the "Noteholders" of each Series) shall, within three months thereafter, initiate marketing to increase the Maximum Principal Amount to 45% (or, if the Maximum Principal Amount equals or exceeds $300,000,000, 40%) of the sum of the Maximum Principal Amount plus the aggregate "Note Principal" of each outstanding term Series plus the principal amount of any term Series for which marketing has been initiated pursuant to clause (b) above (such total rounded up to the nearest $25,000,000 increment), in each case on substantially the same terms as this Series Supplement and with the Commitment Termination Date extended to match the original term, subject to market conditions.

                            [signature page follows]

            IN WITNESS WHEREOF, the parties hereto have caused this Series Supplement to be duly executed by their respective officers as of the day and year first above written.

                                    CONN FUNDING II, L.P., as Issuer

                                    By:   Conn Funding II GP, L.L.C.,
                                          its general partner


                                    By:_______________________________________
                                    Name:
                                    Title:



                                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                    not in its individual capacity, but
                                    solely as Trustee


                                    By:_______________________________________
                                    Name:
                                    Title:

                                    EXHIBIT A
                                    ---------

                                     FORM OF
                                     -------

                THIRD AMENDED AND RESTATED SERIES 2002-A NOTE
                ---------------------------------------------



THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THIS NOTE MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY (1) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) IN A TRANSACTION OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER JURISDICTION AND BASED ON AN OPINION OF COUNSEL IF THE ISSUER OR TRANSFER AGENT AND REGISTRAR SO REQUEST, IN EACH SUCH CASE, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY TRANSFEREE FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

BY  ACQUIRING  THIS NOTE,  EACH  PURCHASER  WILL BE DEEMED TO HAVE  REPRESENTED,
WARRANTED AND COVENANTED EITHER THAT (A) IT IS NOT AN "EMPLOYEE BENEFIT PLAN" SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A "PLAN" DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AN ENTITY DEEMED TO HOLD "PLAN ASSETS" OF ANY OF THE FOREGOING BY REASON OF INVESTMENT BY AN "EMPLOYEE BENEFIT PLAN" OR "PLAN" IN SUCH ENTITY, OR A GOVERNMENTAL PLAN SUBJECT TO APPLICABLE LAW THAT IS
SUBSTANTIALLY  SIMILAR TO THE  FIDUCIARY  RESPONSIBILITY  PROVISIONS OF ERISA OR
SECTION 4975 OF THE CODE OR (B) ITS PURCHASE AND HOLDING OF THIS NOTE WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL PLAN, ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW).

THE INDENTURE (AS DEFINED BELOW) CONTAINS FURTHER RESTRICTIONS ON THE TRANSFER AND RESALE OF THIS NOTE. EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS NOTE, SUBJECT TO THE FOREGOING RESTRICTIONS ON TRANSFERABILITY. IN ADDITION, EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE INDENTURE.

BY ACCEPTANCE HEREOF, THE HOLDER OF THIS NOTE AGREES TO THE TERMS AND CONDITIONS SET FORTH IN THE INDENTURE AND HEREIN.


                                   Exhibit A-1

REGISTERED

No. 1                                                           $[450,000,000]

                       SEE REVERSE FOR CERTAIN DEFINITIONS

            THE PRINCIPAL OF THIS NOTE MAY BE INCREASED AND DECREASED AS SPECIFIED IN THE SERIES 2002-A SUPPLEMENT AND IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                              CONN FUNDING II, L.P.

        VARIABLE FUNDING ASSET BACKED FLOATING RATE NOTES, SERIES 2002-A

            Conn Funding II, L.P., a limited partnership organized and existing under the laws of the State of Texas (herein referred to as the "Issuer"), for value received, hereby promises to pay [_____________________], as the [Administrator/Funding Agent] for [Three Pillars Funding LLC/Park Avenue Receivables Company, LLC], or registered assigns, the principal sum set forth above or such other principal sum set forth on Schedule A attached hereto (which sum shall not exceed $[450,000,000]), payable on each Payment Date after the end of the Revolving Period (as defined in the Series 2002-A Supplement) in an amount equal to the Monthly Principal, as defined in Section 5.13 of the Amended and Restated Series 2002-A Supplement, dated as of September 10, 2007 (as amended, supplemented or otherwise modified from time to time, the "Series 2002-A Supplement"), between the Issuer and the Trustee to the Base Indenture (described below); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on July 30, 2016 (the "Legal Final Payment Date"). The Issuer will pay interest on this Note at the Note Rate (as defined in the Series 2002-A Supplement) on each Payment Date until the principal of this Note is paid or made available for payment, on the average daily outstanding principal balance of this Note during the related Interest Period (as defined in the Series 2002-A Supplement). Interest will be computed on the basis set forth in the Indenture. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

            [This Note is issued in substitution and replacement for the Note issued in favor of Holder by Issuer, dated as of August 1, 2006 in the amount of $300,000,000 and is not intended to be, nor shall it be deemed to be, a repayment of such original Note.]

            The Notes are subject to optional redemption in accordance with the Indenture on or after any Payment Date on which the Investor Interest is reduced to an amount less than or equal to 10% of the Maximum Principal Amount as of the Restatement Date.

            The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.


                                   Exhibit A-2

            Issuer hereby irrevocably authorizes the [Administrator/Funding Agent] to enter on the reverse hereof or on an attachment hereto the date and amount of each borrowing and principal payment under and in accordance with the Indenture. Issuer agrees that this Note, upon each such entry being duly made, shall evidence the indebtedness of Issuer with the same force and effect as if set forth in a separate Note executed by Issuer; provided that such entry is recorded by the Transfer Agent and Registrar in the Note Register.

            Reference is made to the further provisions of this Note set forth on the reverse hereof and to the Indenture, which shall have the same effect as though fully set forth on the face of this Note.

            Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                  Exhibit A-3

            IN WITNESS WHEREOF, the Issuer, has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

                                    CONN FUNDING II, L.P.
                                    By:  Conn Funding II GP, L.L.C.,
                                         its general partner



                                    By:____________________________________
                                    Authorized Officer
Attested to:

By:
      Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

            This is one of the Notes referred to in the within mentioned Series 2002-A Supplement.

                                    WELLS FARGO BANK,
                                    NATIONAL ASSOCIATION, not in
                                    its individual capacity, but solely as
                                    Trustee


                                    By:______________________________________
                                    Authorized Officer
Dated:  ______________, 2007


                                  Exhibit A-4

                                [REVERSE OF NOTE]

            This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Variable Funding Asset Backed Floating Rate Notes, Series 2002-A (herein called the "Notes"), all issued under the Amended and Restated Series 2002-A Supplement to the Base Indenture dated as of September 10, 2007 (such Base Indenture, as supplemented by the Series 2002-A Supplement and supplements relating to other series of notes, as supplemented or amended, is herein called the "Indenture"), between the Issuer and WELLS FARGO BANK, NATIONAL ASSOCIATION, as trustee (the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Noteholders. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

            Principal of the Notes will be payable on each Payment Date after the end of the Revolving Period as described on the face hereof and may be prepaid as set forth in the Indenture. "Payment Date" means the twentieth day of each calendar month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing on September 20, 2007.

            All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

            Subject to certain limitations set forth in the Indenture, payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by wire transfer in immediately available funds to the Person whose name appears as the Noteholder on the Note Register as of the close of business on each Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note effected by any payments made on any Payment Date or date of prepayment shall be binding upon all future Noteholders and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted on Schedule A attached hereto. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Trustee's principal Corporate Trust Office or at the office of the Trustee's agent appointed for such purposes located in the City of New York.

            On any redemption, purchase, exchange or cancellation of any of the beneficial interests represented by this Note, details of such redemption, purchase, exchange or cancellation shall be entered by the Paying Agent in
Schedule A hereto recording any such redemption, purchase, exchange or cancellation. Upon any such redemption, purchase, exchange or cancellation, the principal amount of this Note and the beneficial interests represented by the Note shall be reduced or increased, as appropriate, by the principal amount so redeemed, purchased, exchanged or cancelled.


                                  Exhibit A-5

            Each Noteholder, by acceptance of a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not prior to the date which is one year and one day after the payment in full of the last maturing note of any Series and the termination of the Indenture institute against the Issuer or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Transaction Documents.

            Each Noteholder, by acceptance of a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will treat such Note as indebtedness for all Federal, state and local income and franchise tax purposes.

            Prior to the due presentment for registration of transfer of this Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

            As provided in the Indenture, no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer under the Indenture, including this Note, against any Seller, the Initial Seller, the Servicer, the Trustee or any partner, owner, incorporator, beneficiary, beneficial owner, agent, officer, director, employee, shareholder or agent of the Issuer, any Seller, the Initial Seller, the Servicer or the Trustee except as any such Person may have expressly agreed.

            The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

            The  Issuer  is   permitted   by  the   Indenture,   under   certain
circumstances, to merge or consolidate, subject to the rights of the Trustee and the Noteholders under the Indenture.

            The Notes are issuable only in registered form as provided in the Indenture in denominations as provided in the Indenture, subject to certain limitations therein set forth.

            This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

            No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note.


                                  Exhibit A-6

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee


            FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _____________________________________

                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  ________________                             _________________(1)
                                                     Signature Guaranteed:

                             -----------------------


----------
(1) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.


                                  Exhibit A-7

                                                                      SCHEDULE A

The following are borrowings, renewals and payments made under this Note of the Issuer Dated ________________, 2007:

  Loan    Renewal       Amount         Due         Date         Amount Paid
  Date      Date       Borrowed/       ---      Prin. Paid    Principal Interest
  ----      ----        Renewed                 ----------    ------------------
                        -------


                                  Schedule A-1

                                    EXHIBIT B
                                    ---------

                     FORM OF MONTHLY NOTEHOLDERS' STATEMENT
                     --------------------------------------


                                   Exhibit B-1

                                    EXHIBIT C
                                    ---------

                          FORM OF TRANSFER CERTIFICATE
                          ----------------------------


To:   Wells Fargo Bank, National Association,
      as Trustee and Registration and Transfer Agent
      MAC N9311-161
      6th and Marquette
      Minneapolis, Minnesota 55479-0700
      Attention: Corporate Trust Services/Asset-Backed Administration

Re:   Conn Funding II, L.P.- Variable Funding Asset Backed
      Floating Rate Notes, Series 2002-A

                  This Certificate relates to $450,000,000 principal amount of Notes held in

                  0 book-entry or
                  0 definitive form

by _____________ (the "Transferor") issued pursuant to the Base Indenture, dated as of September 1, 2002, between Conn Funding II, L.P., as Issuer, and Wells Fargo Bank, National Association (as successor to Wells Fargo Bank Minnesota, National Association), as Trustee (as amended, supplemented or otherwise modified from time to time, the "Base Indenture") and the Amended and Restated Series 2002-A Supplement thereto, dated as of September 10, 2007 (as amended, supplemented or otherwise modified from time to time, the "Series Supplement" and, together with the Base Indenture, the "Indenture"). Capitalized terms used herein and not otherwise defined, shall have the meanings given thereto in the Indenture.

                  The Transferor has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.

                  In connection with such request and in respect of each such Note, the Transferor does hereby certify as follows:

                  0 Such Note is being acquired for its own account.

                  0 Such Note is being transferred pursuant to and in accordance with Rule 144A under the Securities Act, and, accordingly, the Transferor further certifies that the Series 2002-A Notes are being transferred to a Person that the Transferor reasonably believes is purchasing the Series 2002-A Notes for its own account, or for an account with respect to which such Person exercises sole investment discretion, and such Person and such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A.


                                   Exhibit C-1

            0 Such  Note  is  being  transferred  in  reliance  on  and in compliance with an exemption from the registration requirements of the Securities Act, other than Rule 144A under the Securities Act, and in compliance with other applicable state and federal securities laws and, if requested by the Trustee, an opinion of counsel is being furnished simultaneously with the delivery of this Certificate as required under Section 6 of the Series Supplement. This Certificate and the statements contained therein are made for your benefit and the benefit of the Issuer.



                                          [INSERT NAME OF TRANSFEROR]


                                          By:
                                          Name:
                                          Title:

Date:


                                  Exhibit C-2

                                    EXHIBIT D
                                    ---------

                      FORM OF NOTICE OF VOLUNTARY DECREASE
                      ------------------------------------



1.    Proposed Voluntary Decrease Date:  ___________
2.    Total amount of requested Voluntary Decrease:                $__________

         a. Pro rata amount to Three Pillars Funding LLC:          $__________
         b. Pro rata amount to Park Avenue Receivables             $__________
            Company, LLC and the Committed Purchaser:
3.    Remaining Note Principal (after giving effect to the
      requested Decrease):                                         $__________
4.    Certifications:
      (a)        The  representations  and warranties of Conn Funding II, L.P.
                 (the "Issuer"), Conn Appliances, Inc., as seller, in the Base Indenture dated as of September 1, 2002 (as amended)
                 between   the  Issuer   and  Wells   Fargo   Bank,   National
                 Association (f/k/a Wells Fargo Bank Minnesota, National Association), as trustee (the "Trustee"); the Amended and Restated Series 2002-A Supplement, dated as of September 10, 2007, between the Issuer and the Trustee (the "Series
                 Supplement"); and the Amended and Restated Note Purchase Agreement dated as of September 10, 2007 (the "Note Purchase Agreement"), among the Issuer, the Seller, the Conduit Purchasers party thereto, JPMorgan Chase Bank, N.A. and SunTrust Robinson Humphrey, Inc., are true and correct in all material respects on the date hereof (except to the extent they expressly relate to an earlier or later time and then as of such earlier or later time).
      (b)        The conditions to the Voluntary  Decrease specified in Sections
                 3.2 and 5.15 of the Series Supplement have been satisfied and will be satisfied as of the applicable Decrease Date.

      Capitalized terms used herein and not otherwise defined, shall have the meanings given thereto in the Series Supplement.

                                    CONN FUNDING II, L.P., as the Issuer

                                    By: Conn Funding II GP, L.L.C.,
                                                 Its general partner

                                    By:_______________________________________
                                    Name:
                                    Title:
Date of Notice:  __________


                                  Exhibit D-1

                                   SCHEDULE 1
                                   ----------

                               LIST OF PROCEEDINGS
                               -------------------

                                      None.



                                  Schedule 1-1

                                   SCHEDULE 2
                                   ----------

                               LIST OF TRADE NAMES
                               -------------------

                                      None.


                                  Schedule 2-1